Exhibit 99(b)
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

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In re	:	Chapter 11
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DELPHI CORPORATION, et al.,	:	Case No. 05-44481 (RDD)
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Debtors.	:	(Jointly Administered)
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ORDER UNDER 11 U.S.C. §§ 363, 1113,
AND 1114 AND FED. R. BANKR. P. 6004 AND 9019 APPROVING
(I) MEMORANDA OF UNDERSTANDING AMONG IUOE, IBEW, IAM,
DELPHI, AND GENERAL MOTORS CORPORATION INCLUDING MODIFICATION
OF IUOE, IBEW, AND IAM COLLECTIVE BARGAINING AGREEMENTS AND RETIREE WELFARE BENEFITS FOR CERTAIN
IUOE, IBEW, AND IAM-REPRESENTED RETIREES AND (II) MODIFICATION OF, AND TERM SHEET REGARDING,
RETIREE WELFARE BENEFITS FOR CERTAIN NON-REPRESENTED HOURLY ACTIVE EMPLOYEES AND RETIREES
(“IUOE, IBEW, AND IAM 1113/1114 SETTLEMENT
AND RETIREE BENEFIT APPROVAL ORDER”)
     Upon the expedited motion (the “Motion”), dated August 6, 2007, of Delphi Corporation (“Delphi”) and certain of its subsidiaries and affiliates, debtors and debtors-in-possession in the above-captioned cases (collectively, the “Debtors”), for an order under 11 U.S.C. §§ 363, 1113, and 1114 of the Bankruptcy Code and Fed. R. Bankr. P. 6004 and 9019 approving (i) a memorandum of understanding regarding Delphi’s restructuring entered into among Delphi, General Motors Corporation (“GM”), and the International Union of Operating Engineers Local 832S dated August 1, 2007 (with the attachments thereto, the “IUOE Local 832S Settlement Agreement” or the “IUOE Local 832S Memorandum of Understanding”); a memorandum of understanding regarding Delphi’s restructuring, entered into among Delphi, GM, and the International Union of Operating Engineers Local 18S, dated August 1, 2007 (with the attachments thereto, the “IUOE Local 18S Settlement Agreement” or the “IUOE Local 18S Memorandum of Understanding”); a memorandum of understanding regarding Delphi’s restructuring entered into among Delphi, GM, and the International Union of Operating Engineers Local 101S (the International Union of Operating Engineers Locals 832S, 18S, and 101S, collectively the “IUOE”1) dated August 1, 2007 (with the attachments thereto, the “IUOE Local 101S Settlement Agreement” or the “IUOE Local 101S Memorandum of Understanding”); a memorandum of understanding regarding Delphi’s restructuring entered into among Delphi, GM, and the International Brotherhood of Electrical Workers and its Local 663 (“IBEW”) relating to Delphi Electronics and Safety dated July 31, 2007 (with the attachments thereto, the “IBEW E&S Settlement Agreement” or the “IBEW E&S Memorandum of Understanding”); a memorandum of understanding regarding Delphi’s restructuring entered into among Delphi, GM, and the IBEW relating to Delphi Powertrain dated July 31, 2007 (with the attachments thereto, the “IBEW Powertrain Settlement Agreement” or the “IBEW Powertrain Memorandum of Understanding”); a memorandum of understanding regarding Delphi’s restructuring entered into among between Delphi, GM, and the International Association of Machinists and Aerospace Workers and its District 10 and Tool and Die Makers Lodge 78 (“IAM”), dated July 31, 2007 (with the attachments thereto, the “IAM Settlement Agreement” or the “IAM Memorandum of

[1]	Notwithstanding anything to the contrary contained in the IUOE settlement agreements, including Attachment B or C thereof, only the designated locals of the International Union of Operating Engineers and not the international union are parties to the IUOE collective bargaining agreements, the IUOE memoranda of understanding, and the attachments thereto involved in this Motion and only the designated locals and not the international union are parties to the 1113/1114 Motion herein. Moreover, the international union of the IUOE has represented that it is not, and never has been, a representative under 11 U.S.C. §§ 1113 and 1114 of any IUOE bargaining-unit employees and does not have any claims against the Debtors or GM in connection with the IUOE bargaining units, their members, or retirees, including, without limitation, under any of the collective bargaining agreements, IUOE memoranda of understanding or attachments thereto.

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Understanding” and, collectively with the IUOE Local 832S Settlement Agreement, the IUOE Local 18S Settlement Agreement, the IBEW E&S Settlement Agreement, and the IBEW Powertrain Settlement Agreement, the “IUOE, IBEW, and IAM Settlement Agreements” or the “Memorandum of Understanding”), comprehensive agreements that (a) modify, extend, or terminate provisions of the existing respective collective bargaining agreements among Delphi, the IUOE, International Brotherhood of Electrical Workers, and International Association of Machinists and Aerospace Workers, and their various locals and/or districts (the “IUOE, IBEW, and IAM CBAs”) and (b) provide that GM and Delphi will undertake certain financial obligations to Delphi’s IUOE, IBEW, and IAM-represented employees and retirees to facilitate these modifications, (ii) withdrawal without prejudice of the Debtors’ Motion For Order Under 11 U.S.C. § 1113(c) Authorizing Rejection Of Collective Bargaining Agreements And Under 11 U.S.C. § 1114(g) Authorizing Modification Of Retiree Welfare Benefits (the “1113/1114 Motion”) solely as it pertains to the IUOE, IBEW, and IAM and IUOE, IBEW, and IAM-represented retirees and approving each parties’ settlement of the 1113/1114 Motion solely as it pertains to the IUOE, IBEW, and IAM and IUOE, IBEW, and IAM-represented retirees, (iii) modification of retiree welfare benefits for certain IUOE, IBEW, and IAM-represented retirees of the Debtors, and (iv) pursuant to 11 U.S.C. § 363, modification of retiree welfare benefits for certain non-represented hourly active employees and retirees of the Debtors and approval of The Term Sheet – Delphi Cessation and GM Provision of OPEB For Certain Non-Represented Delphi Employees and Retirees entered into among Delphi and GM, dated August 3, 2007 (the “Non-Represented Term Sheet”), all as more fully set forth in the Motion; and the only remaining condition to the effectiveness of the IUOE Local 101S Settlement Agreement pursuant to Section E.1 thereof and the only remaining condition to the effectiveness of the other IUOE,

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IBEW, and IAM Settlement Agreements pursuant to each Section F.1 thereof being this Court’s entry of an approval order satisfactory in form and substance to the IUOE, IBEW, and IAM, respectively, GM, and Delphi; and this Court having been advised by counsel to the IUOE, IBEW, and IAM, respectively, and Delphi that the form and substance of this order is satisfactory to each of the IUOE, IBEW, and IAM, GM, and Delphi as required by Section E.1 of the IUOE Local 101S Settlement Agreement and Section F.1 of the other IUOE, IBEW, and IAM Settlement Agreements; and this Court having determined that the relief requested in the Motion is in the best interests of the Debtors, their estates, their creditors, and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefor, it is hereby
     ORDERED, ADJUDGED, AND DECREED THAT:
          1. The Motion is GRANTED.
          2. The Debtors are hereby authorized to enter into the IUOE Local 832S Settlement Agreement, a copy of which is attached hereto as Exhibit 1; the IUOE Local 18S Settlement Agreement, a copy of which is attached hereto as Exhibit 2; the IUOE Local 101S Settlement Agreement, a copy of which is attached hereto as Exhibit 3; the IBEW E&S Settlement Agreement, a copy of which is attached hereto as Exhibit 4; IBEW Powertrain Settlement Agreement, a copy of which is attached hereto as Exhibit 5; the IAM Settlement Agreement, a copy of which is attached hereto as Exhibit 6; and the Non-Represented Term Sheet, a copy of which is attached hereto as Exhibit 7.
          3. The Debtors are authorized to modify retiree welfare benefits for certain non-represented hourly active employees and retirees of the Debtors.

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          4. Each of the signatories to the IUOE, IBEW, and IAM Settlement Agreements (each such party, a “Signatory,” and collectively, the “Signatories”) is directed to take all actions necessary or appropriate to effectuate the terms of this order and the terms of the IUOE, IBEW, and IAM Settlement Agreements, including, without limitation, any and all actions necessary or appropriate to such Signatory’s implementation of and performance under the IUOE, IBEW, and IAM Settlement Agreements.
          5. The IUOE, IBEW, and IAM Settlement Agreements are binding on the Debtors, GM, and the IUOE, IBEW, and IAM, respectively, subject to their terms, and constitute valid and binding amendments to the IUOE, IBEW, and IAM CBAs, respectively, with authorized representatives of all individuals who were or are in a bargaining unit represented by the IUOE, IBEW, and IAM, respectively, as permitted by section 1113 of the Bankruptcy Code and the IUOE, IBEW, and IAM CBAs, respectively, as amended, or otherwise, and the IUOE, IBEW, and IAM CBAs, respectively, in accordance with the IUOE, IBEW, and IAM Settlement Agreements, are binding on the Debtors and the IUOE, IBEW, and IAM, respectively.
          6. The IUOE, IBEW, and IAM Settlement Agreements, and Debtors’ modifications of retiree welfare benefits for certain non-represented hourly active employees and retirees of the Debtors, constitute valid and binding amendments to existing retiree health and welfare benefits, as permitted by section 1114 of the Bankruptcy Code or otherwise.
          7. Notice of the Motion was properly and timely served in accordance with the Amended Eighth Supplemental Order Under 11 U.S.C. §§ 102(1) And 105 And Fed. R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on October 26, 2006 (Docket No. 5418), the Supplemental Order Under 11 U.S.C. Sections 102(1) And 105 And Fed.

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R. Bankr. P. 2002(m), 9006, 9007, And 9014 Establishing Omnibus Hearing Dates And Certain Notice, Case Management, And Administrative Procedures, entered on March 17, 2006 (Docket No. 2883), and by service upon (a) the IUOE, with respect to Local 832S, Att’n: James N. Glathar, 3174 Brighton-Henrietta Town Line Road, Rochester, New York 14692, with respect to Local 18S, Att’n: Charles Scherer, 12106 Rhodes Road, Wayne, Ohio 43466, with respect to Local 101S, Att’n: Danny Baird, 6601 Winchester, Kansas City, Missouri 64133, (b) counsel to the IUOE, Gorlick, Kravitz & Listhaus, P.C., 17 State Street, 4th Floor, New York, New York 10004, (c) the IBEW, 900 Seventh Street NW, Washington, DC 20001, (d) counsel to the IBEW, Previant, Goldberg, Uelman, Gratz, Miller & Brueggeman, S.C., 1555 N. RiverCenter Drive, Suite 202, Milwaukee, Wisconsin 53212, (e) the IAM, 9000 Machinists Place, Upper Marlboro, Maryland 20772-2687, (f) counsel to the IAM, Previant, Goldberg, Uelman, Gratz, Miller & Brueggeman, S.C., 1555 N. RiverCenter Drive, Suite 202, Milwaukee, Wisconsin 53212, (g) the Debtors’ hourly employees and hourly retirees who are represented by the IUOE, IBEW, and IAM at their individual addresses, pursuant to an informational form of notice, a copy of which was attached to the Motion as Exhibit 1, and (h) the Debtors’ non-represented hourly active employees and hourly retirees at their individual addresses, pursuant to an informational form of notice, a copy of which was attached to the Motion as Exhibit 1.
          8. The Debtors are authorized to withdraw, without prejudice, their 1113/1114 Motion solely as it pertains to the IUOE, IBEW, and IAM. The 1113/1114 Motion is settled solely as it pertains to the IUOE, IBEW, and IAM.
          9. As a condition precedent to the effectiveness of certain obligations of the parties pursuant to Section F.2 of the IUOE Local 832S Settlement Agreement and the IUOE Local 18S Settlement Agreement and pursuant to Section E.2 of the IUOE Local 101S

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Settlement Agreement and as provided in Section F.3 of the IUOE Local 832S Settlement Agreement and the IUOE Local 18S Settlement Agreement and as provided in Section E.3 of the IUOE Local 101S Settlement Agreement, any Debtors’ plan of reorganization (the “Delphi Reorganization Plan”) that is consistent with the IUOE Local 832S Settlement Agreement, the IUOE Local 18S Settlement Agreement, and the IUOE Local 101S Settlement Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
(a)	On the effective date of the Delphi Reorganization Plan, the IUOE, all employees and former employees of Delphi represented or formerly represented by the IUOE, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, shall waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries, or affiliates, the Delphi HRP[2], the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IUOE and between GM and the IUOE related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of the IUOE Local 832S Settlement Agreement, or, as applicable, the IUOE Local 18S Settlement Agreement, or, as applicable, the IUOE Local 101S Settlement Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under law) are not waived).

(b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release

[2]	Capitalized terms used and not otherwise defined in this Order have the meanings ascribed to them in the Memorandum of Understanding.

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provision under the Delphi Reorganization Plan) for the IUOE released parties (which shall include the IUOE and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents, and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation, or consummation of any of the Delphi Reorganization Plan, the disclosure statement concerning the plan, the IUOE Local 832S Settlement Agreement, or, as applicable, the IUOE Local 18S Settlement Agreement, or, as applicable, the IUOE Local 101S Settlement Agreement, or the Agreements on Attachment A thereto, or any contract, employee benefit plan, instrument, release, or other agreement or document created, modified, amended, or entered into in connection with either the Delphi Reorganization Plan or any agreement between the IUOE or Delphi, or any other act taken or omitted to be taken consistent with the IUOE Local 832S Settlement Agreement, or, as applicable, the IUOE Local 18S Settlement Agreement, or, as applicable, the IUOE Local 101S Settlement Agreement in connection with the Delphi bankruptcy.

(c)	The IUOE Local 832S Settlement Agreement, or, as applicable, the IUOE Local 18S Settlement Agreement, or, as applicable, the IUOE Local 101S Settlement Agreement, and the agreements referenced in Attachment A thereto shall be assumed under 11 U.S.C. §365.
          10. Consistent with Section F.3 of the IUOE Local 832S Settlement Agreement , Section F.3 of the IUOE Local 18S Settlement Agreement, and Section E.3 of the IUOE Local 101S Settlement Agreement, on the effective date of the Delphi Reorganization Plan consistent with the IUOE Local 832S Settlement Agreement, the IUOE Local 18S Settlement Agreement, and the IUOE Local 101S Settlement Agreement, all claims referenced in the IUOE Local 832S Settlement Agreement (other than any claims of GM against any of the Debtors), the IUOE Local 18S Settlement Agreement (other than any claims of GM against any of the Debtors), and the IUOE Local 101S Settlement Agreement (other than any claims of GM against any of the Debtors), including those claims listed on Exhibit 8, Exhibit 9, and Exhibit 10,

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respectively, copies of which are attached hereto, are hereby deemed waived and withdrawn with prejudice.
          11. As a condition precedent to the effectiveness of certain obligations of the parties pursuant to Section F.2 of the IBEW E&S Settlement Agreement and the IBEW Powertrain Settlement Agreement and as provided in Section F.3 of the IBEW E&S Settlement Agreement and the IBEW Powertrain Settlement Agreement, any Delphi Reorganization Plan that is consistent with the IBEW E&S Settlement Agreement and the IBEW Powertrain Settlement Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
(a)	On the effective date of the Delphi Reorganization Plan, the IBEW, all employees and former employees of Delphi represented or formerly represented by the IBEW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, shall waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries, or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IBEW and between GM and the IBEW related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of the IBEW E&S Settlement Agreement, or, as applicable, the IBEW Powertrain Settlement Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under law) are not waived).

(b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the Delphi Reorganization Plan) for the IBEW

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released parties (which shall include the IBEW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents, and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation, or consummation of any of the Delphi Reorganization Plan, the disclosure statement concerning the plan, the IBEW E&S Settlement Agreement, or, as applicable, the IBEW Powertrain Settlement Agreement, or the Agreements on Attachment A thereto, or any contract, employee benefit plan, instrument, release, or other agreement or document created, modified, amended, or entered into in connection with either the Delphi Reorganization Plan or any agreement between the IBEW or Delphi, or any other act taken or omitted to be taken consistent with the IBEW E&S Settlement Agreement, or, as applicable, the IBEW Powertrain Settlement Agreement, in connection with the Delphi bankruptcy.

(c)	The IBEW E&S Settlement Agreement, or, as applicable, the IBEW Powertrain Settlement Agreement, and the agreements referenced in Attachment A thereto shall be assumed under 11 U.S.C. §365.
          12. Consistent with Section F.3 of the IBEW E&S Settlement Agreement and Section F.3 of IBEW Powertrain Settlement Agreement, on the effective date of the Delphi Reorganization Plan consistent with the IBEW E&S Settlement Agreement and the IBEW Powertrain Settlement Agreement, all claims referenced in the IBEW E&S Settlement Agreement (other than any claims of GM against any of the Debtors) and IBEW Powertrain Settlement Agreement (other than any claims of GM against any of the Debtors), including those claims listed on Exhibit 11, a copy of which is attached hereto, are hereby deemed waived and withdrawn with prejudice.
          13. As a condition precedent to the effectiveness of certain obligations of the parties pursuant to Section F.2 of the IAM Settlement Agreement and as provided in Section F.3 of the IAM Settlement Agreement, any Delphi Reorganization Plan that is consistent with the

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IAM Settlement Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
(a)	On the effective date of the Delphi Reorganization Plan, the IAM, all employees and former employees of Delphi represented or formerly represented by the IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, shall waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries, or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IAM and between GM and the IAM related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of the IAM Settlement Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries, or affiliates that are otherwise assertable under law) are not waived).

(b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the Delphi Reorganization Plan) for the IAM released parties (which shall include the IAM and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents, and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation, or consummation of any of the Delphi Reorganization Plan, the disclosure statement concerning the plan, the IAM Settlement Agreement, or the Agreements on Attachment A thereto, or any contract, employee benefit plan, instrument, release, or other agreement or document created, modified, amended, or entered into in connection with either the Delphi Reorganization Plan or any agreement between the IAM or Delphi, or any other act taken or omitted to be taken consistent

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with the IAM Settlement Agreement in connection with the Delphi bankruptcy.

(c)	The IAM Settlement Agreement and the agreements referenced in Attachment A thereto shall be assumed under 11 U.S.C. §365.
          14. Consistent with Section F.3 of the IAM Settlement Agreement, on the effective date of the Delphi Reorganization Plan consistent with the IAM Settlement Agreement, all claims referenced in the IAM Settlement Agreement (other than any claims of GM against any of the Debtors), including those claims listed on Exhibit 12, a copy of which is attached hereto, are hereby deemed waived and withdrawn with prejudice.
          15. Notwithstanding anything in Paragraph 10, 12, or 14 of this order, the right to pursue employee pending ordinary course grievances shall continue for ordinary course employee grievances not otherwise resolved or released.
          16. Nothing contained in the IUOE, IBEW, and IAM Settlement Agreements shall constitute an assumption of any agreement described therein, including, without limitation, any IUOE, IBEW, or IAM CBAs (except as provided for in Section E.3 of the IUOE Local 101S Settlement Agreement or Section F.3 of the other IUOE, IBEW, and IAM Settlement Agreements) or any commercial agreement between GM and Delphi, nor shall anything therein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The IUOE, IBEW, and IAM Settlement Agreements are without prejudice to any party-in-interest (including the parties to the IUOE, IBEW, and IAM Settlement Agreements and the Debtors’ statutory committees) in all other aspects of Delphi’s chapter 11 cases and each party to the IUOE, IBEW, and IAM Settlement Agreements shall reserve all rights not expressly waived therein. Further, nothing in the Motion, the IUOE, IBEW, and IAM Settlement Agreements, this Court’s approval of such agreements, the performance of any obligation thereunder, or any other

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document shall prejudice any right or remedy of any Debtor against any other Debtor with respect to the allocation of Delphi’s obligations under the IUOE, IBEW, and IAM Settlement Agreements or claims asserted against, or payments by, Delphi thereunder, all of which rights are expressly preserved.
          17. The agreements in Section D.2.b of the IUOE Local 832S Settlement Agreement, Section D.2.b of the IUOE Local 18S Settlement Agreement, Section C.1.b of the IUOE Local 101S Settlement Agreement, Section D.2.b of the IBEW E&S Settlement Agreement, Section D.2.b of the IBEW Powertrain Settlement Agreement, and Section D.2.b of the IAM Settlement Agreement will continue in effect after September 14, 2011.
          18. This Court shall retain jurisdiction to hear and determine all matters arising from the implementation and performance of this order and the IUOE, IBEW, and IAM Settlement Agreements, and over each of the Signatories in connection therewith, through the effective date of a plan of reorganization proposed by the Debtors and confirmed by this Court (and thereafter to the extent provided for in such reorganization plan); provided, however, that the Court’s jurisdiction shall not extend to any bilateral agreements of any of the IUOE, IBEW, and IAM on one hand and GM on the other hand.
          19. Notwithstanding Rule 6004(g) of the Federal Rules of Bankruptcy Procedure or any other Bankruptcy Rule, (a) this order shall take effect immediately upon its entry, (b) upon entry of this order, the Debtors are authorized to take any and all necessary actions to implement the terms of the IUOE, IBEW, and IAM Settlement Agreements, including executing any amendments to existing collective bargaining agreements consistent in all material respects with the IUOE, IBEW, and IAM Settlement Agreements, (c) the IUOE, IBEW, and IAM Settlement Agreements shall become effective upon entry of this order and, to the extent

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required, satisfaction of the conditions set forth in the IUOE, IBEW, and IAM Settlement Agreements, and (d) upon entry of this order, the Debtors are authorized to take any and all necessary actions to modify retiree welfare benefits for certain non-represented hourly active employees and retirees of the Debtors.
          20. The requirement under Rule 9013-1(b) of the Local Bankruptcy Rules for the United States Bankruptcy Court for the Southern District of New York for the service and filing of a separate memorandum of law is deemed satisfied by the Motion.

Dated:	New York, New York
August 16, 2007

/s/ Robert D. Drain

UNITED STATES BANKRUPTCY JUDGE

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Exhibit 1
IUOE Local 832S Settlement Agreement

Exhibit 2
IUOE Local 18S Settlement Agreement

Exhibit 3
IUOE Local 101S Settlement Agreement

Exhibit 4
IBEW E&S Settlement Agreement

Exhibit 5
IBEW Powertrain Settlement Agreement

Exhibit 6
IAM Settlement Agreement

Exhibit 7
Non-Represented Term Sheet

Exhibit 8

Exhibit 9

Exhibit 10

Exhibit 11

Exhibit 12

IUOE LOCAL 832S – DELPHI – GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
The International Union of Operating Engineers, AFL-CIO, Local 832S (“IUOE”) and Delphi Corporation, and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IUOE-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies. To that end, the Parties agree as follows on a two-party or three-party basis, as applicable (the “Agreement”) subject to ratification by the membership.
     A. DURATION
1.	The agreements comprising the modified IUOE Local 832S – Delphi collective bargaining agreements following the date of this Agreement are set forth in Attachment A hereto.

2.	Except as modified by this Agreement, the 2003 IUOE Local 832S – Delphi Powertrain — Rochester Agreements and all related agreements and understandings will be extended and remain in effect until 11:59 p.m. on September 14, 2011, subject to their termination provisions.
     B. WORKFORCE TRANSITION
1.	Transformation Program Options

Delphi, GM and IUOE Local 832S, as applicable, agree on the following Transformation Program options. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below. No retirement options will be afforded to any Delphi employee who was a temporary employee on or after October 8, 2005.
a.	Retirement Incentives – Employees Participating in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”)

Delphi, IUOE Local 832S and GM, as applicable, agree to the following Special Attrition Program – Transformation for such Delphi employees who are participants in the Delphi HRP.

Retirement options will be provided for eligible Delphi employees as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements, retroactive to October 1, 2005

2)	50 & 10 Mutually Satisfactory Retirement (MSR)
Provisions B.1.a.1 and B.1.a.2 will apply to employees who are eligible to retire by January 1, 2008. Eligible employees will be allowed to retire under these provisions when their services are no longer required, but in any event no later than January 1, 2008.
3)	Pre-retirement program covering employees with at least 26 years of credited service but less than 30 years of credited service as of January 1, 2008, as provided in Attachment C. Employees must commence the pre-retirement program no later than January 1, 2008.

4)	These retiring employees will be considered to have transitioned to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“Check the Box”) as provided in Attachment C.

5)	Participation conditioned on release of claims
b.	Buy Out Payments

Delphi and IUOE Local 832S agree that employees who are active or on leave status will be offered lump sum buyouts to sever all ties with Delphi and GM except vested pension benefits (as such no supplements are payable) when their services are no longer required, but in any event no later than January 1, 2008. The amount of the Buy Out Payments shall be in a non-allocable lump sum, less withholdings, as follows;
1)	Eligible employees with 10 or more years of seniority or credited service, whichever is greater, as of January 1, 2008, are eligible for $140,000;

2)	Eligible employees with three (3) but less than 10 years seniority or credited service, whichever is greater, as of January 1, 2008, are eligible for $70,000;

3)	Eligible employees with one (1) but less than three (3) years of seniority or credited service, whichever is greater, as of January 1, 2008, will be eligible for $40,000 (the “Buyout Payments”).

c.	Application Period

The application period, timing of retirements and buyouts and release dates, will be determined by Delphi based upon staffing considerations. In no event will the application period extend beyond October 15, 2007.

d.	Release Dates

The timing of retirements, Buy Outs and employee release dates will be determined by Delphi based upon staffing considerations, but no later than January 1, 2008. Notwithstanding this, Delphi is willing to work cooperatively with the IUOE to seek mutually agreeable operating arrangements that would facilitate the ability to address employees’ desires regarding release dates. Release dates will be in accordance with seniority by classification from an integrated list of eligible employees who have applied for retirement, placement in the pre-retirement program or Buy Out under Paragraphs B.1.a and B.1.b of this Agreement. Release will be offered to the most senior eligible employee in the classification first. If there are insufficient volunteers, the least senior employee in the classification will be released.

e.	Release of Claims

All participants will be required to sign a release releasing all claims against Delphi and GM, except workers’ compensation claims and unemployment compensation claims.

f.	Temporary Employees

As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will not acquire seniority or be eligible for benefits, but will otherwise be covered by the provisions of the IUOE 832S – Delphi Agreements. Employees who have been rehired as temporary employees will not be eligible for conversion to permanent status, and shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition programs or payments related to such programs. Temporary assignments will not exceed twelve (12) months without mutual agreement between Delphi and IUOE Local 832S.

g.	Selection of Option

An employee may only select one of the options described above for which they are eligible as of January 1, 2008.

h.	Failure to Select an Option

Employees who do not select one of the attrition options for which they are eligible, will, when their services are no longer required, be laid off in accordance with the Collective Bargaining Agreement with no Corporation-paid benefits except for vested pension benefits, if any, (as such no supplements are payable) and up to 25 months of health care coverage in accordance with the Exhibit C (Supplemental Agreement Covering Health Care) to the IUOE – Delphi – Rochester Agreement, unless the employee is eligible to retire and chooses to retire under the Delphi HRP.

i.	The IUOE will continue to perform the bargaining unit work for which it is certified. This does not preclude the use of temporary employees as provided for in this Agreement.
2.	Buy Down Payment – Seniority Employees
a.	Delphi and IUOE Local 832S agree that all seniority employees who are on roll (i.e. active, on temporary layoff or on an authorized leave of absence) on January 1, 2008 and receiving compensation (except for pre-retirement program participants and employees who have accepted one of the attrition options effective January 1, 2008 under Attachment C) will be eligible for a one time Buy Down payment of $10,000, less applicable withholding, in the first pay ending after January 1, 2008.

b.	Such employees, whether they elect to receive the Buy Down Payment or not, will have their wages and benefits modified as follows:
1)	COLA in effect as of the Effective Date of this Agreement will be frozen at that level through December 30, 2007. Employees who remain on roll will have such frozen COLA folded into their base rate effective December 31, 2007. Thenceforward, Paragraphs 95 through 95 j will be deleted from the IUOE Local 832S – Delphi Agreement, and there will be no COLA.

2)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance, and other applicable benefits will be reduced on January 1, 2008 to the levels described in Attachment D. The Individual Retirement plan will become effective as provided in Section D.2 of this Agreement and the Retiree Medical Account will become effective as provided in Section D.4 of this Agreement.

3)	For all hours worked on and after December 31, 2007, the Corporation contribution to the Income Security Plan accounts of eligible employees will be reduced to $0.18 per hour.
c.	Employees must sign a Conditions of Participation Release Form in order to receive the $10,000 lump sum payment.

d.	These modifications will apply to any employees (except temporary employees) hired after the effective date of this Agreement.
3.	Separation Payment – Current Employees with Less than One Year of Seniority or Credited Service as of January 1, 2008

Delphi and IUOE Local 832S agree that any employee (except temporary employees) on the active employment rolls as of the Effective Date of this Agreement who does not have at least one (1) year of seniority or credited service, whichever is greater, as January 1, 2008, and who is permanently laid off prior to September 14, 2011, shall be eligible for a non allocable lump sum severance payment equal to $1,500 for each month of his/her service with Delphi. The maximum amount of the severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release form in order to receive the Severance Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable), if any.

4.	Any problems with the implementation of this Transformation section will be discussed by a representative designated by IUOE Local 832S and a representative designated by the Vice President – Human Resources – Delphi Corporation.
C.	GM PROVISION OF OPEB

The Parties have agreed to a “Term Sheet – Delphi Cessation and GM Provision of OPEB” (the “Term Sheet”) with respect to the cessation of post-retirement health care and employer paid basic life insurance in retirement (“OPEB”) for Delphi employees and retirees and GM provision of OPEB for certain Delphi retirees and eligible employees. That agreement is attached as Attachment B, and is incorporated by reference herein.

D.	MODIFICATIONS TO THE EXISTING 2003 IUOE LOCAL 832S – DELPHI E&C – ROCHESTER AGREEMENTS

The IUOE and Delphi agree to the following modifications to the 2003 IUOE Local 832S – Delphi E&C – Rochester Agreements (signed March 24, 2004):
1.	Wages

Section III (General Wage Increase) in the Wage Agreement attached to the 2003 IUOE Local 832S – Delphi E&C Agreement will be replaced by the following clause:

“During the term of this Agreement, IUOE-represented employees at the Delphi Powertrain – Rochester plant will receive base wage rate increases calculated in the same manner and implemented at the same time as the base wage rate increases received by UAW-represented skilled trades employees at the Delphi Powertrain — Rochester plant. Concurrent with the implementation of each base wage rate increase, the table of minimum and maximum rates for each classification in Article IV.B. of the Wage Agreement attached to the 2003 IUOE Local 832S – Delphi E&C Agreement will be adjusted to reflect the increases.”

2.	Delphi Hourly Rate Employees Pension Plan

Applicable terms and conditions of Supplemental Agreement Covering Pension Plan, Exhibit A of the IUOE Local 832S – Delphi Agreement will be eliminated or modified as follows:
a.	Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph D.2.b.2 below. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.

b.	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. These benefits will not be reduced from the levels in effect as of the date immediately preceding the Effective Date unless they are similarly reduced for other retired Delphi HRP participants. The IUOE agrees that Delphi reserves its right to seek termination of the Delphi HRP consistent with applicable law. In this regard:

1)	Delphi HRP participants, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

2)	Delphi HRP participants who are participants in the Special Attrition Program – Transformation provided for in Attachment C of this Agreement (the “SAP-T”), and who are not retired or separated from service under the SAP-T as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP-T. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP-T, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP-T participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP-T, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP-T participants are not eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP and are not eligible to receive Delphi matching contributions under the Delphi Personal Savings Plan.

3)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) above) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

4)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service and their age at retirement will, upon their retirement, receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

5)	For the avoidance of doubt, Delphi HRP participants referred to in paragraphs D.2.b.3 and D.2.b.4 above, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
a)	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

b)	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

c)	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
6)	For the avoidance of doubt, no Delphi HRP participants, including those referred to in paragraphs D.2.b.1 through D.2.b.4 above, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

7)	Until the Freeze Date, Delphi HRP participants who buy down, pursuant to this Agreement will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buy down. During this period, such Delphi HRP participants will not be eligible for the Individual Retirement Plan provisions of the Delphi HRP or matching contributions under the Delphi Personal Savings Plan. As of the Freeze Date, Delphi HRP participants who buy down pursuant to this Agreement will receive credited service in the Delphi HRP for eligibility and vesting purposes only.

c.	Effective upon the Delphi HRP Freeze Date, employees who are bought down, or who are hired on or after the effective date of this Agreement (except temporary employees), will be eligible for the provisions of the Individual Retirement Plan provisions of the Delphi HRP;
1)	Delphi will provide annual contributions equal to 5.4% of wages to each employee’s Individual Retirement Plan account.

2)	Accounts will accrue with interest credited annually at the 30 year U.S. Treasury Bond rate.

3)	Plan assets will be retained in a pension trust subject to vesting and portability provisions.

4)	There will be no provisions for supplements, temporary benefits or 30 and out retirement.

5)	Annuities with lump sum option(s) will be available.
All related Miscellaneous Program Documents and Unpublished Letters will be conformed to the provisions above.

3.	Personal Savings Plan

Applicable terms and conditions of Supplemental Agreement Covering Personal Savings Plan, Exhibit G, will continue to apply with the following modifications:
a.	Effective upon the Delphi HRP Freeze Date, all employees who are bought down or hired on or after the effective date of this Agreement (excluding temporary employees), will be provided an employer match of 30% on up to 7% of employees’ eligible weekly pay.

b.	Employees who are not eligible under the foregoing definition will not be entitled to any benefit.

All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
4.	Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement

a.	Current employees and retirees eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with Attachment B

Employees who can attain eligibility to receive post-retirement health care and employer paid basic life insurance in retirement from GM under the Term Sheet are not eligible to receive credits in the Post-Retirement Health Care Account described in paragraph D.4.b. below.

Applicable terms and conditions, related to post-retirement health care coverage, of Supplemental Agreement Covering Health Care Program, Exhibit C and post-retirement life insurance coverage, of Supplemental Agreement Covering Life and Disability Benefits, Exhibit B of the agreement between Delphi and the International Union of Operating Engineers, AFL-CIO, Local 832S, will be eliminated or modified accordingly as of the effective date of the Term Sheet – Delphi Cessation and GM Provision of OPEB (Attachment B).

b.	Current employees who are bought down and who are not eligible for post-retirement health care and employer paid basic life insurance from GM in accordance with the Term Sheet, and all new employees hired on or after the Effective Date of this Agreement

As of January 1, 2008, current employees who are bought down and who are not eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with the Term Sheet, and all employees hired after that date, will be eligible for the following:
1)	Upon retirement from Delphi, employees will be able to continue any health care coverages then in effect for themselves and any eligible dependents by paying the full cost of any coverages continued. Delphi will make such coverages available at “group rates”.

2)	Delphi will provide a Post-Retirement Health Care Account that can be used to pay for continued coverages. Delphi will credit each eligible employee’s account with $0.50 for every compensated hour during employment. Newly hired employees are immediately eligible for such credits on date of hire. For bought down employees, eligibility for such credits will commence with the buy down on January 1, 2008.

3)	Hours for which employees will receive the credit generally include any time for which they receive pay, including straight-time hours, for such things as:
i. Bereavement Pay;
ii. Call-in Pay;
iii. Holiday Pay;
iv. Jury Duty;
v. Overtime;
vi. Short-term Military Duty; and
vii. Vacation.
4)	The Post-Retirement Health Care Account will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond at the end of each year. Any interest will be credited based on the accrued balance at the end of each calendar year and will be recorded no later than May 1 of each year. This credit balance continues to accrue until the employee retires or dies, at which time all credits and interest will cease to accrue.

5)	At that point the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages that are purchased on an individual basis or through another group.

6)	This credit balance has no cash value, may not be transferred and may only be used to pay for health care coverages. Delphi contributes cash to the account only when a claim for reimbursement is made. If an employee leaves Delphi without retiring, the balance will be forfeited.

7)	If the employee dies in retirement status, or after becoming eligible to retire voluntarily under the Delphi HRP, the employee’s eligible surviving spouse and eligible dependents will continue to have access to Delphi group coverages on a self-pay basis. Such coverages may be paid for using any remaining balance in the Post-Retirement Health Care Account.

8)	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage, is not eligible to draw upon the Post-Retirement Health Care Account. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the account while Medicare Part B enrollment is maintained.
All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.

5.	Independence Week (Appendix F of the 2003 IUOE Local 832S – Delphi E&C Agreement)

Independence Week Pay, any overtime premiums related to working on any day during Independence Week (except for the Independence Day holiday itself) and Additional Time Off related to working during Independence Week will be eliminated. Employees who are not scheduled to work during Independence Week shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

6.	Holiday Schedule

Delphi and IUOE Local 832S agree to adopt the same specified holidays as agreed to by General Motors and the UAW through September 14, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself).

7.	Vacation Accrual

Effective January 1, 2008, eligible employees who have worked at least 26 pay periods in the eligibility year shall be entitled to the following vacation entitlement

For an Eligible Employee with	Hours of Full Vacation	Hours of Full Vacation
Seniority of	Pay Allowance	Restricted Credit
One but less than three years	24	16
Three but less than five years	40	40
Five but less than ten years	60	40
Ten but less than fifteen years	80	40
Fifteen but less than twenty years	100	40
Twenty or more years	120	40
8.	Existing Agreements

The IUOE Local 832S – Delphi Powertrain (formerly Delphi E&C) – Rochester Agreements, as modified by this Agreement, shall supersede and control all agreements between the IUOE Local 832S and Delphi or any of its divisions.

Upon execution of this Agreement by the Parties, any provisions of the IUOE Local 832S – Delphi Powertrain (formerly Delphi E&C) Agreements which are inconsistent with this Agreement shall be deemed to have been eliminated if no longer applicable as provided by the specific terms of this Agreement, or modified as necessary so as not to conflict with the agreements in this Agreement.

9.	GIS

IUOE Local 832S and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit D to the 2003 IUOE Local 832S – Delphi E&C Agreement) is eliminated.

10.	Job Security and/or Guaranteed Employment Levels

IUOE Local 832S and Delphi agree that the Memorandum of Understanding Employment Security (Appendix H to the 2003 IUOE Local 832S – Delphi E&C – Rochester Agreement), and all other agreements related to job security and/or guaranteed employment levels are eliminated. Nothing in this provision or any other provision of this Agreement shall be construed to alter the status of employees who elect to participate in the pre-retirement program under Paragraph B.1.a.3 of this Agreement.

11.	Subsidized Discount Programs

IUOE Local 832S and Delphi agree that any provisions of the IUOE Local 832S – Delphi Agreements that require expenditures by Delphi for personal items shall be eliminated, such as, but not limited to, discount programs subsidized by Delphi, e.g., AOL. Personal protective equipment (PPE) will still be provided. Supplier and/or customer provided discounts are provided to Delphi employees at their discretion.

12.	Tuition Assistance Plan and Dependent Tuition Assistance

IUOE Local 832S and Delphi agree that the Tuition Assistance Plan and Dependent Tuition Assistance, Items 3 and 14 in Attachment A to the 2003 IUOE Local 832S – Delphi E&C Agreement, are eliminated.

13.	Indirect Activities

As part of the implementation of the Transformation Plan options in Section B of this Agreement, the local parties will evaluate the reassignment of janitorial functions in the Powerhouse to a third party.

14.	Attendance

The local Attendance Program will be retained.

There will be no restrictions beyond those imposed by law on Delphi’s policies for administration of the Family and Medical Leave Act.

15.	Representation

The Union may designate one (1) Union representative. This representative will function as chairperson.

Union representative will function only when required but not to exceed two (2) hours per day Monday through Friday. When an employee functions in a union representative capacity, proper notification to Management will be required.

The parties have examined the current representation practices and have determined that such practices are consistent with the above language and have agreed that they will be continued.

16.	Dispute Resolution

Disputes between the Parties on matters involving the application or interpretation of this Term Sheet will be reviewed by a Joint Committee consisting of one (1) member appointed by the IUOE Local 832S and one (1) member appointed by the Vice President, Human Resources Management, Delphi Corporation.

The Joint Committee shall meet as required. Delphi will provide information as necessary on any issues raised for discussion or resolution.

The Joint Committee will have full authority to settle all matters that are properly before it, recognizing that disputes governed by appeal procedures of the respective Benefit Plans, and other issues consistent with applicable law, may be outside the scope of the Committee’s authority. If the Joint Committee is unable to resolve a matter properly before it, it will refer the matter directly to arbitration, using the arbitration provisions contained in the IUOE Local 832S – Delphi Powertrain – Rochester Agreement.
E.	SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IUOE entering into this Agreement and in consideration for the releases to be provided pursuant to Section F:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits, and unemployment compensation benefits. The right to pursue pending ordinary course grievances shall continue except for employees who have signed individual releases of claims.

3.	All other consideration and concessions provided by Delphi and GM under the terms of this Agreement and all attachments to this Agreement.

The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
F.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IUOE, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the IUOE (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IUOE and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a. Delphi pension freeze (Section D.2)
b. Cessation of Delphi OPEB (Section C, D.4 and Attachment B)
c. Provision of GM OPEB (Section C, D.4 and Attachment B)
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IUOE, all employees and former employees of Delphi represented or formerly represented by the IUOE, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IUOE and between GM and the IUOE related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries or affiliates, that are otherwise assertable under law) are not waived).

b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IUOE released parties (which shall include the IUOE and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment A hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IUOE or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment A shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IUOE and Delphi (except as provided for in Section F.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

The parties, by their duly authorized officers and representatives, agree accordingly this 1st day of August, 2007.

International Union of
Operating Engineers,
AFL-CIO	Delphi Corporation	General Motors Corporation

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ JAMES GLATHAR	/s/ CHARLES M. MCWEE

IUOE Local 832S

/s/ M. BETH SAX

/s/ GLENN SPIROFF	/s/ THOMAS SMITH

/s/ R.A. FOXHALL, JR.	/s/ EDWARD R. PEET

/s/ PATRICK J. MCDONALD

Attachment A
List of Agreements
The term “IUOE – Delphi Powertrain – Rochester Agreements” shall mean the following:
•	The Agreement Between Delphi E & C Division — Rochester Operations and the IUOE Local 832S, dated March 24, 2004, amended as necessary to conform to the provisions of the IUOE Local 832S — Delphi Memorandum of Understanding dated August 1, 2008;

•	The Supplemental Agreement Covering Pension Plan, Exhibit A, to the Agreement between Delphi E&C Division — Rochester and IUOE Local 832S dated March 24, 2004, amended as necessary to conform to the provisions of the IUOE Local 832S — Delphi Memorandum of Understanding dated August 1, 2008;

•	The Supplemental Agreement Covering Life and Disability Benefits Program, Exhibit B, to Agreement between Delphi E&C Division - Rochester and the IUOE Local 832S dated March 24, 2004, amended as necessary to conform to the provisions of the IUOE Local 832S — Delphi Memorandum of Understanding dated August 1, 2008;

•	The Supplemental Agreement Covering Health Care Program, Exhibit C, to the Agreement between Delphi E&C Division — Rochester and IUOE Local 832S dated December 22, 2003, amended as necessary to conform to the provisions of the IUOE Local 832S – Delphi Powertrain – Rochester Memorandum of Understanding dated August 1, 2008;

•	The Supplemental Agreement Covering Income Security Plan, Exhibit D to the Agreement between Delphi E&C Division and IUOE Local 832S, amended as necessary to conform to the provisions of the IUOE Local 832S – Delphi Powertrain – Rochester Memorandum of Understanding dated August 1, 2008;

•	The Supplemental Agreement Covering Profit Sharing Plan, Exhibit H, to the Agreement between Delphi E&C Division — Rochester and IUOE Local 832S dated December 22, 2003, amended as necessary to conform to the provisions of the –IUOE Local 832S – Delphi Powertrain — Rochester Memorandum of Understanding dated August 1, 2008;

•	The Supplemental Agreement Covering Personal Savings Plan, Exhibit G, to the Agreement between Delphi E&C Division — Rochester and IUOE Local 832S dated December 22, 2003, amended as necessary to conform to the provisions of the IUOE Local 832S – Delphi Powertrain — Rochester Memorandum of Understanding dated August 1, 2008;

•	Any and all agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi and the IUOE Local 832S related to pay practices, amended as necessary to conform to the provisions of the IUOE Local 832S – Delphi Powertrain — Rochester Memorandum of Understanding dated August 1, 2008;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi E&C Division — Rochester and the IUOE Local 832S, amended as necessary to conform to the provisions of the IUOE Local 832S – Delphi Powertrain — Rochester Memorandum of Understanding dated August 1, 2008.

Attachment B
Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S) and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A.	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.
6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.
7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
    General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.
10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Attachment C
Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.
f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the

“Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.
b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by

GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM –
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT
APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

Attachment D
Benefits Effective January 1, 2008 (or Freeze Date as to Defined Benefit Pension Plan and Defined Contribution Plan)

Benefits

Defined Benefit Pension Plan	Frozen; Replaced by Individual Retirement Plan provisions
Defined Contribution Plan	Company Match: 30% on 7%
Active Life Insurance	Based on new Wage Rate
S&A	Based on Wage Rate Maximum 26 weeks for employees with <3 years seniority
EDB	Based on Wage Rate Max. 13 weeks for 1 but less than 3 years seniority
Max. 26 weeks for 3 but less than 5 years of seniority
ISP	$0.18 per hour
GIS	Eliminated
Active Health Care	See below; also includes annual Health Reimbursement Account of $600 per employee
Dental	Current design (requires 3 years seniority)
Vision	Current design (requires 5 years seniority)

Delphi reserves the right to end, suspend or amend plans by action of its Board of Directors or its delegate, subject to any applicable collective bargaining agreement. Amendments also will be made to comply with applicable statutes and regulations.
Delphi Confidential

     Attachment D, cont.
Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

		IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES
		Services must be provided by a TCN physician for	Coverage is reduced if you use out-of-network
		maximum benefits up to 90% of R&C*	providers without a referral, subject to the out-
			of-pocket maximums listed below

ANNUAL DEDUCTIBLE**
•	Individual	$300	$1,200
•	Family	$600	$2,100

COPAYMENTS**
•	Plan Pays	90%	65%
•	Enrollee Pays	10%	35%

ANNUAL OUT-OF- POCKET MAXIMUMS**
•	Individual	$1,000	None
•	Family	$2,000	None

OUTPATIENT SERVICES
•	Outpatient Surgery	90%	65% R&C*
•	Physical Therapy	90% up to 60 treatments per condition per year by an approved provider.	65% up to 60 treatments per year by an approved provider
•	Routine Office Visits	Enrollee pays 100% of contracted rate	Not Covered
•	Diagnostic X-ray and Lab	90%	65% R&C*
•	Well-Baby Care	90% for 6 visits in first year	Not covered
•	Preschool Immunizations	90% specified types	Not covered
•	Pap Smears and Mammograms	90%	65% R&C*
•	PSA Screening	90% for test that meets program criteria; otherwise not covered	65% R&C* for test that meets program criteria; otherwise not covered
•	Allergy Testing & Injections	Not covered	Not covered

HOSPITAL SERVICES
•	Semiprivate Room and Board	90% up to 365 days	65% up to 365 days (non-par provisions apply to non-par facility)
•	Miscellaneous Hospital, X- ray	90%	65% R&C*
•	Surgery	90%	65% R&C*
•	Doctor Visits In-Hospital	90%	65% R&C*
•	Maternity Benefits	90%	65% R&C*

EXTENDED CARE
•	Skilled Nursing Facility (excludes Custodial Care)	90% up to 730 days (2 days for each unused day of hospitalization)	65% up to 730 days (2 days for each unused day of hospitalization) in approved facility

EMERGENCY
•	In-Plan Area/Out-of-area	90%	90% Requires predetermination within 24 hrs of admission
•	Ambulance — Ground	90% when medically necessary for transfers that meet program criteria.	90% when medically necessary for transfers that meet program criteria.
•	Ambulance — Air/Boat	50% up to 100 miles	50% up to 100 miles

PRESCRIPTION DRUGS		Administered by Medco Health @ 1-800-711-3459
•	Participating Pharmacies	You pay $7.50 (generic)/$15 (brand) per prescription up to 34-day supply	Not applicable
•	Non-participating Pharmacies	Not applicable	You pay $7.50 (generic)/ $15 (brand) plus 25% R&C* per prescription (
•	Mail-Order Prescription	You pay $7.50 (generic)/$15 (brand) per prescription up to 90-day supply	Not applicable

•	Insulin/Syringes	You pay $15 per prescription	You pay $15 plus 25% R&C* per prescription

Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

		IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES
		Services must be provided by a TCN physician for	Coverage is reduced if you use out-of-network
		maximum benefits up to 90% of R&C*	providers without a referral, subject to the out-
of-pocket maximums listed below

MENTAL HEALTH		• These services require pre-authorization: Call ValueOptions at 1-877-786-4008
•	Outpatient Services	100% visits 1-20. You pay 25% for visits 21-35	50% of panel reimbursement (physicians only)
•	Inpatient/Residential*	100% up to 45 days	50% of panel reimbursement (physicians and facility only)

SUBSTANCE ABUSE		These services require pre-authorization: Call ValueOptions at 1-877-786-4008
•	Outpatient Services	100% up to 35 visits	Not covered
•	Inpatient/Residential (including detoxification)**	100% up to 45 visits **Mental Health and Substance Abuse: inpatient days are combined for a total of 45 days allowed.	Not covered, except for emergency detoxification

HEARING CARE
•	Examination/Hearing Aid	90%; Audiometric exam, up to $122 for evaluation test, and one hearing aid every 36 months	Not covered

OTHER
•	Medicare Eligibles	Accepted.	Accepted

PAYMENT FOR NONEMERGENCY
•	Out-of-Area Services	Call the carrier for details on providers in other areas	If HSM services are received from a non-participating provider (except with a referral from a participating provider), you will be assessed the Out-of-Network Deductible, Copayment and Out-of-Pocket Maximum amounts

*	Reasonable and Customary (R&C) Charges based on charges for services by providers in specific geographic location. The carrier determines what is considered reasonable and customary charges.

**	Annual deductibles, copayments and out-of-pocket maximums are calculated on the basis of R&C. Each covered individual can only contribute a maximum of $300 toward satisfying the Family Deductible. Copayments and out-of-pocket maximums apply only to covered hospital/surgical and medical services. Deductibles, copayments and out-of-pocket maximums do not apply to mental health/substance abuse coverage, Durable Medical Equipment, Prosthetics & Orthotics and Prescription Drugs. Mental health/substance abuse and prescription drugs have separate cost sharing features.

***	Amounts paid for all office visit services do not count towards your deductibles and annual out-of-pocket maximum.
To the extent any of the above information conflicts with the terms and conditions of the Delphi Health Care Program for Hourly Employees (“the Program”), the terms of the Program will apply.

Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S), 101S and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.
6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.
7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.
10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating Engineers, Local 101S

/s/ HARVEY BAIRD, JR.	/s/ PATRICK J. MCDONALD

International Union of Operating
Engineers, Local 832S

/s/ JAMES GLATHAR

/s/ GLENN SPIROFF

IBEW Local 663 (Delphi	IBEW Local 663, (Delphi E&S -	IAM – Tool & Die Makers
Powertrain — Milwaukee)	Milwaukee)	Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement . In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.
d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.
e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM – TRANSFORMATION IS SUBJECT
TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE
PROCESSED UNTIL AFTER COURT APPROVAL.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN International Brotherhood of Electrical Workers, AFL-CIO	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating Engineers, Local 832S

/s/ JAMES GLATHAR	/s/ PATRICK J. MCDONALD

/s/ GLENN SPIROFF	/s/ TIMOTHY A. WILIMITIS

IBEW Local 663 (Delphi	IBEW Local 663, (Delphi E&S –	IAM – Tool & Die Makers
Powertrain – Milwaukee)	Milwaukee)	Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

IUOE LOCAL 18S – DELPHI – GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
The International Union of Operating Engineers, AFL-CIO, Local 18S (“IUOE”), Delphi Corporation and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IUOE-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies. To that end, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
     A. DURATION
1.	The Parties acknowledge that the Delphi Thermal & Interior – Columbus operation is scheduled to be closed.

2.	The agreements comprising the modified IUOE Local 18S – Delphi collective bargaining agreements following the date of this Agreement are set forth in Attachment A hereto.

3.	Except as modified by this Agreement, the 2003 IUOE Local 18S – Delphi Agreements and all related agreements and understandings will be extended and remain in effect until 11:59 p.m. on September 14, 2011, subject to their termination provisions.
     B. WORKFORCE TRANSITION
1.	Transformation Program Options
Delphi, GM and IUOE Local 18S, as applicable, agree on the following Transformation Program options. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below. No retirement options will be afforded to any Delphi employee who was a temporary employee on or after October 8, 2005.
a.	Retirement Incentives – Employees Participating in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”)

Delphi, IUOE Local 18S and GM, as applicable, agree to the following Special Attrition Program – Transformation for such employees who are participants in the Delphi HRP. Retirement options will be provided for eligible Delphi employees as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements, retroactive to October 1, 2005

2)	50 & 10 Mutually Satisfactory Retirement (MSR)
Provisions B.1.a.1 and B.1.a.2 will apply to employees who are eligible to retire by January 1, 2008. Eligible employees will be allowed to retire under these provisions when their services are no longer required, but in any event no later than January 1, 2008.
3)	Pre-retirement program covering employees with at least 26 years of credited service, but less than 30 years of credited service as of January 1, 2008 as provided in Attachment C. Employees must commence the pre-retirement program no later than January 1, 2008.

4)	These retiring employees will be considered to have transitioned to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“Check the Box”) as provided in Attachment C.

5)	Participation conditioned on release of claims
b. Buy Out Payments
Delphi and IUOE Local 18S agree that employees who are active or on leave status will be offered lump sum buyouts to sever all ties with Delphi and GM except vested pension benefits (as such no supplements are payable) when their services are no longer required, but in any event no later than January 1, 2008. The amount of the Buy Out Payments shall be in a non-allocable lump sum, less withholdings, as follows:
1)	Eligible employees with 10 or more years of seniority or credited service, whichever is greater, as of January 1, 2008, are eligible for $140,000;

2)	Eligible employees with three (3) but less than 10 years seniority or credited service, whichever is greater, as of January 1, 2008, are eligible for $70,000;

3)	Eligible employees with one (1) but less than three (3) years of seniority or credited service, whichever is greater, as of January 1, 2008, will be eligible for $40,000 (the “Buyout Payments”).
c. Application Period
The application period, timing of retirements and buyouts and release dates will be determined by Delphi based upon staffing considerations. In no event will the application period extend beyond October 15, 2007.
d. Release Dates
The timing of retirements, Buy Outs and employee release dates will be determined by Delphi based upon staffing considerations, but no later than January 1, 2008. Notwithstanding this, Delphi is willing to work cooperatively with the IUOE to seek mutually agreeable operating arrangements that would facilitate the ability to address employees’ desires regarding release dates. Release dates will be in accordance with seniority by classification from an integrated list of eligible employees who have applied for retirement, placement in the pre-retirement program or Buy Out under Paragraphs B.1.a and B.1.b of this Agreement. Release will be offered to the most senior eligible employee in the classification first. If there are insufficient volunteers, the least senior employee in the classification will be released.
e. Release of Claims
All participants will be required to sign a release releasing all claims against Delphi and GM, except workers’ compensation claims and unemployment compensation claims.
f. Temporary Employees
As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will not acquire seniority or be eligible for benefits, but will otherwise be covered by the provisions of the IUOE 18S – Delphi Agreements. Employees who have been rehired as temporary employees will not be eligible for conversion to permanent status, and shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition programs or payments related to such programs.

g. Selection of Option
An employee may only select one of the options described above for which they are eligible as of January 1, 2008.
h. Failure to Select an Option
Employees who do not select one of the attrition options for which they are eligible, will, when their services are no longer required, be laid off in accordance with the Collective Bargaining Agreement with no Corporation-paid benefits except for vested pension benefits, if any, (as such no supplements are payable) and up to 25 months of health care coverage in accordance with the Exhibit C (Supplemental Agreement Covering Health Care) to the IUOE – Delphi – Rochester Agreement, unless the employee is eligible to retire and chooses to retire under the Delphi HRP.
2. Buy Down Payment – Seniority Employees
a.	Delphi and IUOE Local 18S agree that all seniority employees who are on roll (i.e. active, on temporary layoff or on an authorized leave of absence) on January 1, 2008 and receiving compensation (except for pre-retirement program participants and employees who have accepted one of the attrition options effective January 1, 2008 under Attachment C) will be eligible for a one time Buy Down payment of $10,000, less applicable withholding, in the first pay ending after January 1, 2008.

b.	Such employees, whether they elect to receive the Buy Down Payment or not, will have their wages and benefits modified as follows:
1)	COLA in effect as of the Effective Date of this Agreement will be frozen at that level through December 30, 2007. Employees who remain on roll will have such frozen COLA folded into their base rate effective December 31, 2007. Thenceforward, Article 18.C, Article 34.3, and all references to COLA in Article 40 will be deleted from the IUOE Local 18S – Delphi Agreement, and there will be no COLA.

2)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance, and other applicable benefits will be reduced on January 1, 2008 to the levels described in Attachment D. The Individual Retirement plan will become effective as provided in Section D.2 of this Agreement and the Retiree Medical Account will become effective as provided in Section D.4 of this Agreement.
3)	For all hours worked on and after December 31, 2007, the Corporation contribution to the Income Security Plan accounts of eligible employees will be reduced to $0.18 per hour.
c.	Employees must sign a Conditions of Participation Release Form in order to receive the $10,000 lump sum payment.

d.	These modifications will apply to any employees (except temporary employees) hired after the effective date of this Agreement.
3. Separation Payment
Delphi and IUOE Local 18S agree that any employee (except temporary employees) on the active employment rolls as of the Effective Date of this Agreement who does not have at least one (1) year of seniority or credited service, whichever is greater, as of January 1, 2008, and who is permanently laid off prior to September 14, 2011, shall be eligible for a non-allocable lump sum severance payment equal to $1,500 for each month of his/her service with Delphi. The maximum amount of the severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release form in order to receive the Severance Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable), if any.
4.	Any problems with the implementation of this Transformation section will be discussed by a representative designated by IUOE Local 18S and a representative designated by the Vice President of Human Resources – Delphi Corporation.
C. GM PROVISION OF OPEB
The Parties have agreed to a “Term Sheet – Delphi Cessation and GM Provision of OPEB” (the “Term Sheet”) with respect to the cessation of post-retirement health care and employer paid basic life insurance in retirement (“OPEB”) for Delphi employees and retirees and GM provision of OPEB for certain Delphi retirees and eligible employees. That agreement is attached as Attachment B, and is incorporated by reference herein.

D. MODIFICATIONS TO THE EXISTING 2003 IUOE LOCAL 18S – DELPHI THERMAL & INTERIOR – COLUMBUS AGREEMENTS
IUOE Local 18S and Delphi agree to the following modifications to the 2003 IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreements dated October 1, 2003:
1. Wages
Article 17, Article 18.A, Article 18.B. and all references to general wage increases in Article 40 of the 2003 IUOE Local 18S – Delphi Thermal & Interior Agreement will be replaced by the following clause:
During the term of this Agreement, IUOE-represented employees at the Delphi Thermal & Interior – Columbus plant will receive base wage rate increases calculated in the same manner and implemented at the same time as the base wage rate increases received by UAW-represented skilled trades employees at the Delphi Thermal & Interior — Columbus plant. Concurrent with the implementation of each base wage rate increase, the table of rates for each classification in Article 35 of the 2003 IUOE Local 18S – Delphi Thermal & Interior Agreement will be adjusted to reflect the increases.
2. Delphi Hourly Rate Employees Pension Plan
Applicable terms and conditions of Supplemental Agreement Covering Pension Plan, Exhibit A of the IUOE Local 18S – Delphi Agreement will be eliminated or modified as follows:
a.	Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph D.2.b.2 below. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.

b.	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. These benefits will not be reduced from the levels in effect as of the date immediately preceding the Effective Date unless they are similarly reduced for other retired Delphi HRP participants. The IUOE agrees that Delphi reserves its right to seek termination of the Delphi consistent with applicable law. In this regard:

1)	Delphi HRP participants, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

2)	Delphi HRP participants who are participants in the Special Attrition Program – Transformation provided for in Attachment C of this Agreement (the “SAP-T”), and who are not retired or separated from service under the SAP-T as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP-T. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP-T, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP-T participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP-T, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP-T participants are not eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP and are not eligible to receive Delphi matching contributions under the Delphi Personal Savings Plan.

3)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) above) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

4)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service and their age at retirement will, upon their retirement, receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.
5)	For the avoidance of doubt, Delphi HRP participants referred to in paragraphs D.2.b.3 and D.2.b.4 above, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
a)	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

b)	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

c)	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
6)	For the avoidance of doubt, no Delphi HRP participants, including those referred to in paragraphs D.2.b.1 through D.2.b.4 above, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

7)	Until the Freeze Date, Delphi HRP participants who buy down, pursuant to this Agreement will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buy down. During this period, such Delphi HRP participants will not be eligible for the Individual Retirement Plan provisions of the Delphi HRP or matching contributions under the Delphi Personal Savings Plan. As of the Freeze Date, Delphi HRP participants who buy down pursuant to this Agreement will receive credited service in the Delphi HRP for eligibility and vesting purposes only.
c.	Effective upon the Delphi HRP Freeze Date, employees who are bought down, or who are hired on or after the effective date of this

Agreement (except temporary employees), will be eligible for the provisions of the Individual Retirement Plan provisions of the Delphi HRP;
1)	Delphi will provide annual contributions equal to 5.4% of wages to each employee’s Individual Retirement Plan account.

2)	Accounts will accrue with interest credited annually at the 30 year U.S. Treasury Bond rate.

3)	Plan assets will be retained in a pension trust subject to vesting and portability provisions.

4)	There will be no provisions for supplements, temporary benefits or 30 and out retirement.

5)	Annuities with lump sum option(s) will be available.
All related Miscellaneous Program Documents and Unpublished Letters will be conformed to the provisions above.
3. Personal Savings Plan
Applicable terms and conditions of Supplemental Agreement Covering Personal Savings Plan, Exhibit G to the IUOE Local 18S – Delphi Agreement, will continue to apply with the following modifications:
a.	Effective upon the Delphi HRP Freeze Date, all employees who are bought down or hired on or after the effective date of this Agreement (excluding temporary employees), will be provided an employer match of 30% on up to 7% of employees’ eligible weekly pay.

b.	Employees who are not eligible under the foregoing definition will not be entitled to any benefit.

All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
4. Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement

a.	Current employees and retirees eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with Attachment B

Employees who can attain eligibility to receive post-retirement health care and employer paid basic life insurance in retirement from GM under the Term Sheet are not eligible to receive credits in the Post-Retirement Health Care Account described in paragraph D.4.b. below.

Applicable terms and conditions, related to post-retirement health care coverage, of Supplemental Agreement Covering Health Care Program, Exhibit C and post-retirement life insurance coverage, of Supplemental Agreement Covering Life and Disability Benefits, Exhibit B of the agreement between Delphi and the International Union of Operating Engineers, AFL-CIO, Local 18S, will be eliminated or modified accordingly as of the effective date of the Term Sheet – Delphi Cessation and GM Provision of OPEB (Attachment B).

b.	Current employees who are bought down and who are not eligible for post-retirement health care and employer paid basic life insurance from GM in accordance with the Term Sheet, and all new employees hired on or after the Effective Date of this Agreement

As of January 1, 2008, current employees who are bought down and who are not eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with the Term Sheet, and all employees hired after that date, will be eligible for the following:
1)	Upon retirement from Delphi, employees will be able to continue any health care coverages then in effect for themselves and any eligible dependents by paying the full cost of any coverages continued. Delphi will make such coverages available at “group rates”.

2)	Delphi will provide a Post-Retirement Health Care Account that can be used to pay for continued coverages. Delphi will credit each eligible employee’s account with $0.50 for every compensated hour during employment. Newly hired employees are immediately eligible for such credits on date of hire. For bought down employees, eligibility for such credits will commence with the buy down on January 1, 2008.

3)	Hours for which employees will receive the credit generally include any time for which they receive pay, including straight-time hours, for such things as:
i.	Bereavement Pay;

ii.	Call-in Pay;

iii.	Holiday Pay;

iv.	Jury Duty;

v.	Overtime;

vi.	Short-term Military Duty; and

vii.	Vacation.
4)	The Post-Retirement Health Care Account will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond at the end of each year. Any interest will be credited based on the accrued balance at the end of each calendar year and will be recorded no later than May 1 of each year. This credit balance continues to accrue until the employee retires or dies, at which time all credits and interest will cease to accrue.

5)	At that point the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages that are purchased on an individual basis or through another group.

6)	This credit balance has no cash value, may not be transferred and may only be used to pay for health care coverages. Delphi contributes cash to the account only when a claim for reimbursement is made. If an employee leaves Delphi without retiring, the balance will be forfeited.

7)	If the employee dies in retirement status, or after becoming eligible to retire voluntarily under the Delphi HRP, the employee’s eligible surviving spouse and eligible dependents will continue to have access to Delphi group coverages on a self-pay basis. Such coverages may be paid for using any remaining balance in the Post-Retirement Health Care Account.

8)	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage, is not eligible to draw upon the Post-Retirement Health Care Account. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the account while Medicare Part B enrollment is maintained.
All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
5.	Independence Week (Articles 23 B-F of the 2003 IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreement, and any related references in Article 40)

Independence Week Pay, any overtime premiums related to working on any day during Independence Week (except for the Independence Day holiday itself) and Additional Time Off related to working during Independence Week will be eliminated. Employees who are not scheduled to work during the Independence Week period shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

6.	Holiday Schedule

Delphi and the IUOE Local 18S agree to adopt the same specified holidays as agreed to by General Motors and the UAW through September 14, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself), with the understanding that the Local Parties are empowered to exchange a Scheduled Holiday for another mutually acceptable date provided the change does not adversely impact plant operations.

7.	Vacation Accrual (Article 22 and any related references in Article 40 of the 2003 IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreement, and any related references in Article 40)

Effective January 1, 2008, eligible employees who have worked at least 26 pay periods in the eligibility year shall be entitled to the following vacation entitlement:

For an Eligible Employee	Hours of Vacation
With Seniority of:	Entitlement
Less than one year	40
One but less than three years	60
Three but less than five years	80
Five but less than ten years	100
Ten but less than 15 years	120
Fifteen but less than 20 years	140
Twenty or more years	160

8.	Existing Agreements

The IUOE Local 18S – Delphi Thermal & Interior Columbus Agreements, as modified by this Agreement, shall supersede and control all agreements between the IUOE Local 18S and Delphi or any of its divisions.

Upon execution of this Agreement by the Parties, any provisions of the IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreements which are inconsistent with this Agreement shall be deemed to have been eliminated if no longer applicable as provided by the specific terms of this Agreement, or modified as necessary so as not to conflict with the agreements in this Agreement.

9.	GIS

IUOE Local 18S and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit D to the 2003 IUOE Local 18S – Delphi Thermal & Interior Agreement) is eliminated.

10.	Job Security and/or Guaranteed Employment Levels

IUOE Local 18S and Delphi agree that the Attachment A (Memorandum of Understanding – Employment Security of the 2003 IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreement), Appendix A to Attachment A, and all other agreements related to job security and/or guaranteed employment levels are eliminated. Nothing in this provision or any other provision of this Agreement shall be construed to alter the status of employees who elect to participate in the pre-retirement program under Paragraph B.1.a.3 of this Agreement.

11.	Plant Closing and Sale Moratorium

IUOE Local 18S and Delphi agree that the reference to the “Letter regarding Plant Closing and Sale Moratorium” in Article 40 of the 2003 IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreement, and any other restrictions on Delphi’s right to sell or close the Delphi Thermal & Interior Columbus plant as planned are eliminated.

12.	Subsidized Discount Programs

IUOE Local 18S and Delphi agree that the reference in Article 40 of the 2003 IUOE Local 18S – Delphi Thermal & Interior Agreement to the “Unpublished latter regarding Voluntary Provider Discounts (AOL)” any other provisions of the IUOE Local 18S – Delphi – Columbus Agreements that require expenditures by Delphi for personal items shall be eliminated, such as, but not limited to, discount programs subsidized by Delphi, e.g., AOL. Personal protective equipment (PPE) will still be provided. Supplier and/or customer provided discounts are provided to Delphi employees at their discretion.
13. Tuition Assistance Plan and Dependent Tuition Assistance
IUOE Local 18S and Delphi agree that all forms of Tuition Assistance will be eliminated. Accordingly, the Tuition Assistance Plan (Article 37), the Tuition Assistance Plan for Laid Off Workers (Article 38),and the Tuition Assistance for Active Employees (Article 39) of the 2003 IUOE Local 18S – Delphi Thermal & Interior – Columbus Agreement, will be eliminated. The Parties agree that the following references in Article 40 will also be deleted:
•	Memorandum of Understanding – Tuition Assistance Plan and related letters

•	Letter regarding Retiree Tuition Assistance Plan

•	Letter regarding Scholarship Program for Dependent Children

•	Letter regarding Educational and Career Counseling
14. Relocation Allowance
On a case-by-case basis, Delphi employees transferring from a Delphi plant to Delphi plant may be eligible for Relocation Allowance based on actual expenses incurred, up to a maximum of $10,000.
15. Representation
The Union may designate one (1) Union representative. This representative will function as Chief Steward.
Union representative will function only when required but not to exceed two (2) hours per day Monday through Friday. When an employee functions in a union representative capacity, proper notification to Management will be required.
The parties have examined the current representation practices and have determined that such practices are consistent with the above language and have agreed that they will be continued.
E. SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IUOE entering into this Agreement and in consideration for the releases to be provided pursuant to Section F:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits and unemployment compensation benefits. The right to pursue pending ordinary course grievances shall continue except for employees who have signed individual release claims.

3.	All other consideration and concessions provided by Delphi and GM under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
F. EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IUOE, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the IUOE (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IUOE and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.
2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	Delphi pension freeze (Section D.2)

b.	Cessation of Delphi OPEB (Sections C, D.4 and Attachment B)

c.	Provision of GM OPEB (Sections C, D.4 and Attachment B)
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IUOE, all employees and former employees of Delphi represented or formerly represented by the IUOE, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IUOE and between GM and the IUOE related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries or affiliates, that are otherwise assertable under law) are not waived).
b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IUOE released parties (which shall include the IUOE and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment A hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IUOE or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment A shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IUOE and Delphi (except as provided for in Section F.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

The parties, by their duly authorized officers and representatives, agree accordingly this 1st day of August 2007.

International Union of
Operating Engineers,
AFL-CIO	Delphi Corporation	General Motors Corporation

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ CHARLES M. MCWEE

IUOE Local 18S

/s/ M. BETH SAX

/s/ THOMAS SMITH

/s/ CHARLES W. SCHERER	/s/ EDWARD R. PEET

/s/ ROGER STRUCKMAN	/s/ PATRICK J. MCDONALD

/s/ JAMES R. BARR

/s/ DAVID K. COX

Attachment A
List of Agreements
The term “IUOE Local 18S – Delphi Agreements” shall mean the following:
•	The Agreement Between Delphi Thermal & Interior Division — Columbus Operations and the IUOE Local 18S, dated October 1, 2003, amended as necessary to conform to the provisions of the IUOE Local 18S — Delphi Memorandum of Understanding dated August 1, 2007;

•	The Supplemental Agreement Covering Pension Plan, Exhibit A, to the Agreement between Delphi Thermal & Interior Division — Columbus and IUOE Local 18S dated October 1, 2003, amended as necessary to conform to the provisions of the IUOE Local 18S — Delphi Memorandum of Understanding dated August 1, 2007;

•	The Supplemental Agreement Covering Life and Disability Benefits Program, Exhibit B, to Agreement between Delphi Thermal & Interior Division — Columbus and the IUOE Local 18S dated October 1, 2003, amended as necessary to conform to the provisions of the IUOE Local 18S — Delphi Memorandum of Understanding dated August 1, 2007;

•	The Supplemental Agreement Covering Health Care Program, Exhibit C, to the Agreement between Delphi Thermal & Interior Division — Columbus and IUOE Local 18S dated October 1, 2003, amended as necessary to conform to the provisions of the IUOE Local 18S – Delphi Memorandum of Understanding dated August 1, 2007August 1, 2007;

•	The Supplemental Agreement Covering Income Security Plan, Exhibit D to the Agreement between Delphi Thermal & Interior Division and IUOE Local 18S, amended as necessary to conform to the provisions of the IUOE Local 18S – Delphi Memorandum of Understanding dated August 1, 2007;

•	The Supplemental Agreement Covering Profit Sharing Plan, Exhibit H, to the Agreement between Delphi Thermal & Interior Division — Columbus and IUOE Local 18S dated October 1, 2003, amended as necessary to conform to the provisions of the IUOE Local 18S – Delphi Memorandum of Understanding dated August 1, 2007;

•	The Supplemental Agreement Covering Personal Savings Plan, Exhibit G, to the Agreement between Delphi Thermal & Interior Division — Columbus and IUOE Local 18S dated October 1, 2003, amended as necessary to conform to the provisions of the IUOE Local 18S – Delphi Memorandum of Understanding dated August 1, 2007;

•	Any and all agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi and IUOE Local 18S related to pay practices, amended as necessary to conform to the provisions of the IUOE Local 18S – Delphi Memorandum of Understanding dated August 1, 2007;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi and IUOE Local 18S, amended as necessary to conform to the provisions of the IUOE Local 18S – Delphi Memorandum of Understanding dated August 1, 2007.

Attachment B
Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S) and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.
6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.
7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
     General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Attachment C
Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the

“Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by

GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM – TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER COURT APPROVAL.

Attachment D
Benefits Effective January 1, 2008 (or Freeze Date as to Defined Benefit Pension Plan and Defined Contribution Plan)

Benefits

Defined Benefit Pension Plan	Frozen; Replaced by Individual Retirement Plan provisions
Defined Contribution Plan	Company Match: 30% on 7%
Active Life Insurance	Based on new Wage Rate
S&A	Based on Wage Rate Maximum 26 weeks for employees with <3 years seniority
EDB	Based on Wage Rate Max. 13 weeks for 1 but less than 3 years seniority Max. 26 weeks for 3 but less than 5 years of seniority
ISP	$0.18 per hour
GIS	Eliminated
Active Health Care	See below; also includes annual Health Reimbursement Account of $600 per employee
Dental	Current design (requires 3 years seniority)
Vision	Current design (requires 5 years seniority)

Delphi reserves the right to end, suspend or amend plans by action of its Board of Directors or its delegate, subject to any applicable collective bargaining agreement. Amendments also will be made to comply with applicable statutes and regulations.
     Delphi Confidential

Attachment D, cont.
Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

	IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES

		Coverage is reduced if you use out-of-network
	Services must be provided by a TCN physician for	providers without a referral, subject to the out-
	maximum benefits up to 90% of R&C*	of-pocket maximums listed below

ANNUAL DEDUCTIBLE**
• Individual	$300	$1,200
• Family	$600	$2,100

COPAYMENTS**
• Plan Pays	90%	65%
• Enrollee Pays	10%	35%

ANNUAL OUT-OF-POCKET MAXIMUMS**
• Individual	$1,000	None
• Family	$2,000	None

OUTPATIENT SERVICES
• Outpatient Surgery	90%	65% R&C*
• Physical Therapy	90% up to 60 treatments per condition per year by an approved provider.	65% up to 60 treatments per year by an approved provider
• Routine Office Visits	Enrollee pays 100% of contracted rate	Not Covered
• Diagnostic X-ray and Lab	90%	65% R&C*
• Well-Baby Care	90% for 6 visits in first year	Not covered
• Preschool Immunizations	90% specified types	Not covered
• Pap Smears and Mammograms	90%	65% R&C*
• PSA Screening	90% for test that meets program criteria; otherwise not covered	65% R&C* for test that meets program criteria; otherwise not covered
• Allergy Testing & Injections	Not covered	Not covered

HOSPITAL SERVICES
• Semiprivate Room and Board	90% up to 365 days	65% up to 365 days (non-par provisions apply to non-par facility)
• Miscellaneous Hospital, X- ray	90%	65% R&C*
• Surgery	90%	65% R&C*
• Doctor Visits In-Hospital	90%	65% R&C*
• Maternity Benefits	90%	65% R&C*

EXTENDED CARE
• Skilled Nursing Facility (excludes Custodial Care)	90% up to 730 days (2 days for each unused day of hospitalization)	65% up to 730 days (2 days for each unused day of hospitalization) in approved facility

EMERGENCY
• In-Plan Area/Out-of-area	90%	90% Requires predetermination within 24 hrs of admission
• Ambulance — Ground	90% when medically necessary for transfers that meet program criteria.	90% when medically necessary for transfers that meet program criteria.
• Ambulance- Air/Boat	50% up to 100 miles	50% up to 100 miles

PRESCRIPTION DRUGS	Administered by Medco Health @ 1-800-711-3459
• Participating Pharmacies	You pay $7.50 (generic)/ $15 (brand) per prescription up to 34-day supply	Not applicable
• Non-participating Pharmacies	Not applicable	You pay $7.50 (generic)/ $15 (brand) plus 25% R&C* per prescription (
• Mail-Order Prescription	You pay $7.50 (generic)/ $15 (brand) per prescription up to 90-day supply	Not applicable
• Insulin/Syringes	You pay $15 per prescription	You pay $15 plus 25% R&C* per prescription

Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

	IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES

Coverage is reduced if you use out-of-network
	Services must be provided by a TCN physician for	providers without a referral, subject to the out-
	maximum benefits up to 90% of R&C*	of-pocket maximums listed below

MENTAL HEALTH	• These services require pre-authorization: Call ValueOptions at 1-877-786-4008
• Outpatient Services	100% visits 1-20. You pay 25% for visits 21-35	50% of panel reimbursement (physicians only)
• Inpatient/Residential*	100% up to 45 days	50% of panel reimbursement (physicians and facility only)

SUBSTANCE ABUSE	These services require pre-authorization: Call ValueOptions at 1-877-786-4008
• Outpatient Services	100% up to 35 visits	Not covered
• Inpatient/Residential (including detoxification)**	100% up to 45 visits **Mental Health and Substance Abuse: inpatient days are combined for a total of 45 days allowed.	Not covered, except for emergency detoxification

HEARING CARE
• Examination/Hearing Aid	90%; Audiometric exam, up to $122 for evaluation test, and one hearing aid every 36 months	Not covered

OTHER
• Medicare Eligibles	Accepted.	Accepted

PAYMENT FOR NONEMERGENCY
• Out-of-Area Services	Call the carrier for details on providers in other areas	If HSM services are received from a non- participating provider (except with a referral from a participating provider), you will be assessed the Out-of-Network Deductible, Copayment and Out-of-Pocket Maximum amounts

*	Reasonable and Customary (R&C) Charges based on charges for services by providers in specific geographic location. The carrier determines what is considered reasonable and customary charges.

**	Annual deductibles, copayments and out-of-pocket maximums are calculated on the basis of R&C. Each covered individual can only contribute a maximum of $300 toward satisfying the Family Deductible. Copayments and out-of-pocket maximums apply only to covered hospital/surgical and medical services. Deductibles, copayments and out-of-pocket maximums do not apply to mental health/substance abuse coverage, Durable Medical Equipment, Prosthetics & Orthotics and Prescription Drugs. Mental health/substance abuse and prescription drugs have separate cost sharing features.

***	Amounts paid for all office visit services do not count towards your deductibles and annual out-of-pocket maximum.
To the extent any of the above information conflicts with the terms and conditions of the Delphi Health Care Program for Hourly Employees (“the Program”), the terms of the Program will apply.

Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S), 101S and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating Engineers, Local 101S

/s/ HARVEY BAIRD, JR.	/s/ PATRICK J. MCDONALD

International Union of Operating Engineers, Local 832S

/s/ JAMES GLATHAR

/s/ GLENN SPIROFF

IBEW Local 663 (Delphi Powertrain — Milwaukee)	IBEW Local 663, (Delphi E&S - Milwaukee)	IAM – Tool & Die Makers Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM – TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER COURT APPROVAL.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

District 10, International Association of Machinists and Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating Engineers, Local 832S

/s/ JAMES GLATHAR	/s/ PATRICK J. MCDONALD

/s/ GLENN SPIROFF	/s/ TIMOTHY A. WILIMITIS

IBEW Local 663 (Delphi Powertrain — Milwaukee)	IBEW Local 663, (Delphi E&S - Milwaukee)	IAM – Tool & Die Makers Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

IUOE LOCAL 101 S – DELPHI – GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
The International Union of Operating Engineers, AFL-CIO, Local 101S (“IUOE”), Delphi Corporation and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IUOE-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies. To that end, the Parties agree as follows on a two-party or three-party basis, as applicable (the “Agreement”)
A.	GENERAL PROVISIONS
1.	The Parties acknowledge that the Delphi Automotive Holdings Group – Olathe operations are closed, and that Delphi no longer employs any Olathe bargaining unit employees.

2.	The Parties agree that the 2003 IUOE Local 101S – Delphi Agreements and all related agreements and understandings are terminated and are superseded by this Agreement, Attachment B hereto and the Delphi Hourly Rate Pension Plan as modified herein.

3.	This Agreement shall expire at 11:59 p.m. on September 14, 2011
B.	GM PROVISION OF OPEB

The Parties have agreed to a “Term Sheet – Delphi Cessation and GM Provision of OPEB” (the “Term Sheet”) with respect to the cessation of post-retirement health care and employer paid basic life insurance in retirement (“OPEB”) for Delphi employees and retirees and GM provision of OPEB for certain Delphi retirees and eligible employees. That agreement is attached as Attachment B, and is incorporated by reference herein.

C.	TREATMENT OF FORMER DELPHI AHG – OLATHE – IUOE LOCAL 101S BARGAINING UNIT EMPLOYEES

Delphi and the IUOE agree as follows:

1.	Delphi Hourly Rate Employees Pension Plan

Applicable terms and conditions of Supplemental Agreement Covering Pension Plan, Exhibit A of the IUOE Local 101S – Delphi Agreement will be eliminated or modified as follows:
a.	Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.

b.	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. These benefits will not be reduced from the levels in effect as of the date immediately preceding the Effective Date unless they are similarly reduced for other retired Delphi HRP participants. The IUOE agrees that Delphi reserves its right to seek termination of the Delphi consistent with applicable law.

c.	Delphi HRP participants, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

d.	For the avoidance of doubt, no Delphi HRP participants will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007. Additionally, no new participants will be allowed to join the frozen Delphi HRP.
All related Miscellaneous Program Documents and Unpublished Letters will be conformed to the provisions above.

2.	Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement – Retirees Eligible to Receive Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement from GM in Accordance with Attachment B

Applicable terms and conditions, related to post-retirement health care coverage, of Supplemental Agreement Covering Health Care Program, Exhibit C and post-retirement life insurance coverage, of Supplemental

Agreement Covering Life and Disability Benefits, Exhibit B of the agreement between Delphi and the International Union of Operating Engineers, AFL-CIO, Local 18S, will be eliminated or modified accordingly as of the effective date of the Term Sheet – Delphi Cessation and GM Provision of OPEB (Attachment B).
D.	SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IUOE entering into this Agreement and in consideration for the releases to be provided pursuant to Section E:
1.	Individual settlements pursuant to previous buyout terms and conditions.

2.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits and unemployment compensation benefits. The right to pursue pending ordinary course grievances shall continue except for employees who have signed individual release claims.

3.	All other consideration and concessions provided by Delphi and GM under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

E.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective upon entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IUOE, GM and Delphi (the

“Approval Order”), (the “Effective Date”). . In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IUOE and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	Delphi pension freeze (Section C)

b.	Cessation of Delphi OPEB (Sections B, C and Attachment B)

c.	Provision of GM OPEB (Sections B, C and Attachment B)
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IUOE, all employees and former employees of Delphi represented or formerly represented by the IUOE, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health

Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IUOE and between GM and the IUOE related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries or affiliates, that are otherwise assertable under law) are not waived).

b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IUOE released parties (which shall include the IUOE and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment A hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IUOE or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment A shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IUOE and Delphi (except as provided for in Section E.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of

Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

The parties, by their duly authorized officers and representatives, agree accordingly this 1st day of August 2007.

International Union of Operating Engineers, AFL-CIO	Delphi Corporation	General Motors Corporation

	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ CHARLES M. MCWEE

IUOE Local 101S

/s/ M. BETH SAX

/s/ HARVEY BAIRD, JR.	/s/ THOMAS SMITH

Attachment A
Memorandum of Agreement
between
Delphi Corporation and IUOE
IUOE International Union and its Local 101 — Olathe. KS
It is agreed between the parties that future Health Care and Life Insurance coverage, if any, for retirees of the Delphi — Olathe, Kansas plant who were represented by the IUOE while they were actively employed, will be the same as that provided by Delphi for retirees from the Delphi — Rochester, NY plant and Delphi — Columious, OH plant who were represented by the IUOE while they were actively employed. The parties also recognize that not all health care options (such as HMO’s, PPO’s etc.) are, or may continue to be, available in all geographical areas.

/s/ CHARLES M. MCWEE	/s/ HARVEY BAIRD, JR.

Charles M. McWee	Harvey Baird, Jr.
Director — Industrial Relations	Business Agent
Delphi Corporation	IUOE Local 101 — Olathe, KS 3/30/07

Attachment B
Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S) and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Term Sheet — Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S), 101S and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM - represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of
Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating
Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating
Engineers, Local 101S

/s/ HARVEY BAIRD, JR.	/s/ PATRICK J. MCDONALD

International Union of Operating
Engineers, Local 832S

/s/ JAMES GLATHAR

/s/ GLENN SPIROFF

IBEW Local 663 (Delphi Powertrain — Milwaukee)	IBEW Local 663, (Delphi E&S - Milwaukee)	IAM — Tool & Die Makers Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

IBEW — DELPHI ELECTRONICS & SAFETY — GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
The International Brotherhood of Electrical Workers, Local 663 (“IBEW”), Delphi Corporation, and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IBEW-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies. To that end, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
A.	DURATION
1.	The Parties acknowledge that the Delphi Electronics & Safety — Milwaukee operation is scheduled to be closed.

2.	The agreements comprising the modified IBEW-Delphi E&S — Milwaukee Operations collective bargaining agreements following the date of this Agreement are set forth in Attachment A hereto.

3.	Except as modified by this Agreement, the 2003 IBEW — Delphi E&S Agreements and all related agreements and understandings will be extended and remain in effect until 11:59 p.m. on September 14, 2011, subject to their termination provisions.
B.	WORKFORCE TRANSITION
1.	Transformation Program Options

Delphi, GM and the IBEW, as applicable, agree on the following Transformation Program options. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below. No retirement options will be afforded to any Delphi employee who was a temporary employee on or after October 8, 2005.
a.	Retirement Incentives — Employees Participating in the Delphi Hourly Rate Employees Pension Plan (“Delphi HRP”)

Delphi, the IBEW and GM, as applicable, agree to the following Special Attrition Program — Transformation for such Delphi employees who are participants in the Delphi HRP. Retirement options will be provided for eligible Delphi employees as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements, retroactive to October 1, 2005

2)	50 & 10 Mutually Satisfactory Retirement (MSR)
Provisions B.1.a.1 and B.1.a.2 will apply to employees who are eligible to retire by January 1, 2008. Eligible employees will be allowed to retire under these provisions when their services are no longer required, but in any event no later than January 1, 2008.
3)	Pre-retirement program covering employees with at least 26 years of credited service but less than 30 years of credited service as of January 1, 2008, as provided in Attachment C. Employees must commence the pre-retirement program no later than January 1, 2008.

4)	These retiring employees will be considered to have transitioned to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“Check the Box”) as provided in Attachment C.

5)	Participation conditioned on release of claims
b.	Buy Out Payments

Delphi and the IBEW agree that employees who are active or on leave status will be offered lump sum buyouts to sever all ties with Delphi and GM except vested pension benefits (as such no supplements are payable) when their services are no longer required, but in any event no later than January 1, 2008. The amount of the Buy Out Payments shall be in a non-allocable lump sum, less withholdings, as follows:
1)	Eligible employees with 10 or more years of seniority or credited service, whichever is greater, as of January 1, 2008 are eligible for $140,000;

2)	Eligible employees with three (3) but less than 10 years seniority or credited service, whichever is greater, as of January 1, 2008 are eligible for $70,000;

3)	Eligible employees with one (1) but less than three (3) years of seniority or credited service, whichever is greater, as of January 1, 2008 will be eligible for $40,000 (the “Buyout Payments”).

c.	Application Period

The application period, timing of retirements and buyouts, and release dates will be determined by Delphi based upon staffing considerations. In no event will the application period extend beyond October 15, 2007.

d.	Release Dates

The timing of retirements, Buy Outs and employee release dates will be determined by Delphi based upon staffing considerations, but no later than January 1, 2008. Notwithstanding this, Delphi is willing to work cooperatively with the IBEW to seek mutually agreeable operating arrangements that would facilitate the ability to address employees’ desires regarding release dates. Release dates will be in accordance with seniority by classification from an integrated list of eligible employees who have applied for retirement, placement in the pre-retirement program or Buy Out under Paragraphs B.1.a and B.1.b of this Agreement. Release will be offered to the most senior eligible employee in the classification first. If there are insufficient volunteers, the least senior employee in the classification will be released.

e.	Release of Claims

All participants will be required to sign a release releasing all claims against Delphi and GM, except workers’ compensation claims and unemployment compensation claims.

f.	Temporary Employees

As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will be not acquire seniority or be eligible for benefits, but will otherwise be covered by the provisions of the IBEW — Delphi E&S — Milwaukee Agreements. Employees who have been rehired as temporary employees will not be eligible for conversion to permanent status, and shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition programs or payments related to such programs.

g.	Selection of Option

An employee may only select one of the options described above for which they are eligible as of January 1, 2008.

h.	Failure to Select an Option

Employees who do not select one of the attrition options for which they are eligible, will, when their services are no longer required, be laid off with no Corporation-paid benefits.
2.	Buy Down Payment — Seniority Employees
a.	Delphi and the IBEW agree that all seniority employees who are on roll (i.e. active, on temporary layoff or on an authorized leave of absence) on January 1, 2008 and receiving compensation (except for pre-retirement program participants and employees who have accepted one of the attrition options effective January 1, 2008 under Attachment C) will be eligible for a one time Buy Down payment of $10,000, less applicable withholding, in the first pay ending after January 1, 2008.

b.	Such employees, whether they elect to receive the Buy Down Payment or not, will have their wages and benefits modified as follows:
1)	COLA in effect as of the Effective Date of this Agreement will be frozen at that level through December 30, 2007. Employees who remain on roll will have such frozen COLA folded into their base rate effective December 31, 2007. Thenceforward, Paragraphs 68(a) through 65 (i) and the letter dated March 11, 2004 from Timothy A. Wilimitis to R. A. Middleton titled “COLA Calculation” will be deleted from the IBEW — Delphi E&S - Milwaukee Agreement, and there will be no COLA.

2)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance, and other applicable benefits will be reduced on January 1, 2008 to the levels described in Attachment D. The Individual Retirement plan will become effective as provided in Section D.2 of this Agreement and the Retiree Medical Account will become effective as provided in Section D.4 of this Agreement.

3)	For all hours worked on and after December 31, 2007, the Corporation contribution to the Income Security Plan accounts of eligible employees will be reduced to $0.18 per hour.

c.	Employees must sign a Conditions of Participation Release Form in order to receive the $10,000 lump sum payment.

d.	These modifications will apply to any employees (except temporary employees) hired after the effective date of this Agreement.
3.	Separation Payment — Current Employees with Less than One Year of Seniority or Credited Service as of January 1, 2008

Delphi and the IBEW agree that any employee (except temporary employees) on the active employment rolls as of the Effective Date of this Agreement who does not have at least one (1) year of seniority or credited service, whichever is greater, as January 1, 2008, and who is permanently laid off prior to September 14, 2011, shall be eligible for a non-allocable lump sum severance payment equal to $1,500 for each month of his/her service with Delphi. The maximum amount of the severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release form in order to receive the Severance Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable), if any.

4.	Any problems with the implementation of this Transformation section will be discussed by a representative designated by the IBEW and a representative designated by the Vice President — Human Resources — Delphi Corporation.
C.	GM PROVISION OF OPEB

The Parties have agreed to a “Term Sheet — Delphi Cessation and GM Provision of OPEB” (the “Term Sheet”) with respect to the cessation of post-retirement health care and employer paid basic life insurance in retirement (“OPEB”) for Delphi employees and retirees and GM provision of OPEB for certain Delphi retirees and eligible employees. That agreement is attached as Attachment B, and is incorporated by reference herein.

D.	MODIFICATIONS TO THE EXISTING 2003 IBEW — DELPHI E&S AGREEMENTS (Signed March 11, 2004)

The IBEW and Delphi agree to the following modifications to the 2003 IBEW — Delphi E&S - Milwaukee Agreements:
1.	Wages

Paragraph 67 of the 2003 IBEW — Delphi E&S — Milwaukee Agreement will be replaced by the following clause:

“During the term of this Agreement, IBEW-represented employees at the Delphi E&S - Milwaukee plant will receive base wage rate increases calculated in the same manner and implemented at the same time as the base wage rate increases received by UAW-represented skilled trades employees at the Delphi E&S — Milwaukee plant. Concurrent with the implementation of each base wage rate increase, the table of minimum and maximum rates for each classification in Section IV of the Wage Agreement attached to the 2003 IBEW — Delphi E&S — Milwaukee Agreement will be adjusted to reflect the increases. Similarly, the Apprentice Rate Schedule in Section XIII of the Apprentice Agreement attached to the 2003 IBEW — Delphi E&S — Milwaukee Agreement will be adjusted to reflect the increases.”

2.	Delphi Hourly Rate Employees Pension Plan

Applicable terms and conditions of Supplemental Agreement Covering Pension Plan, Exhibit A of the Agreement between Delphi and the International Brotherhood of Electrical Workers, AFL-CIO, Local 663 will be eliminated or modified as follows:
a.	Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph D.2.b.2 below. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.

b.	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. These benefits will not be reduced from the levels in effect as of the date immediately preceding the Effective Date unless they are similarly reduced for other retired Delphi HRP participants. The IBEW agrees that Delphi reserves its right to seek termination of the Delphi HRP consistent with applicable law. In this regard:

1)	Delphi HRP participants, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

2)	Delphi HRP participants who are participants in the Special Attrition Program — Transformation provided for in Attachment B of this Agreement (the “SAP-T”), and who are not retired or separated from service under the SAP-T as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP-T. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP-T, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP-T participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP-T, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP-T participants are not eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP and are not eligible to receive Delphi matching contributions under the Delphi Personal Savings Plan.

3)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) above) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

4)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service and their age at retirement will, upon their retirement, receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

5)	For the avoidance of doubt, Delphi HRP participants referred to in paragraphs D.2.b.3 and D.2.b.4 above, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
a)	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

b)	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

c)	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
6)	For the avoidance of doubt, no Delphi HRP participants, including those referred to in paragraphs D.2.b.1 through D.2.b.4 above, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

7)	Until the Freeze Date, Delphi HRP participants who buy down, pursuant to this Agreement will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buy down. During this period, such Delphi HRP participants will not be eligible for the Individual Retirement Plan provisions of the Delphi HRP or matching contributions under the Delphi Personal Savings Plan. As of the Freeze Date, Delphi HRP participants who buy down pursuant to this Agreement will receive credited service in the Delphi HRP for eligibility and vesting purposes only.
c.	Effective upon the Delphi HRP Freeze Date, employees who are bought down, or who are hired on or after the effective date of this

Agreement (except temporary employees), will be eligible for the provisions of the Individual Retirement Plan provisions of the Delphi HRP;
1)	Delphi will provide annual contributions equal to 5.4% of wages to each employee’s Individual Retirement Plan account.

2)	Accounts will accrue with interest credited annually at the 30 year U.S. Treasury Bond rate.

3)	Plan assets will be retained in a pension trust subject to vesting and portability provisions.

4)	There will be no provisions for supplements, temporary benefits or 30 and out retirement.

5)	Annuities with lump sum option(s) will be available.
All related Miscellaneous Program Documents and Unpublished Letters will be conformed to the provisions above.

3.	Personal Savings Plan

Applicable terms and conditions of Supplemental Agreement Covering Personal Savings Plan, Exhibit G, will continue to apply with the following modifications:
a.	Effective upon the Delphi HRP Freeze Date, all employees who are bought down or hired on or after the effective date of this Agreement (excluding temporary employees), will be provided an employer match of 30% on up to 7% of employees’ eligible weekly pay.

b.	Employees who are not eligible under the foregoing definition will not be entitled to any benefit.

All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
4.	Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement
a.	Current employees and retirees eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with Attachment B

Employees who can attain eligibility to receive post-retirement health care and employer paid basic life insurance in retirement from GM under the Term Sheet are not eligible to receive credits in the Post-Retirement Health Care Account described in paragraph D.4.b. below.

Applicable terms and conditions, related to post-retirement health care coverage, of Supplemental Agreement Covering Health Care Program, Exhibit C and post-retirement life insurance coverage, of Supplemental Agreement Covering Life and Disability Benefits, Exhibit B of the agreement between Delphi and the International Brotherhood of Electrical Workers will be eliminated or modified accordingly as of the effective date of the Term Sheet — Delphi Cessation and GM Provision of OPEB (Attachment B).

b.	Current employees who are bought down and who are not eligible for post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with the Term Sheet, and all new employees hired on or after the Effective Date of this Agreement

As of January 1, 2008, current employees who are bought down and who are not eligible to receive post-retirement health care and employer paid basic life insurance from GM in accordance with the Term Sheet, and all employees hired after the date, will be eligible for the following:
1)	Upon retirement from Delphi, employees will be able to continue any health care coverages then in effect for themselves and any eligible dependents by paying the full cost of any coverages continued. Delphi will make such coverages available at “group rates”.

2)	Delphi will provide a Post-Retirement Health Care Account that can be used to pay for continued coverages. Delphi will credit each eligible employee’s account with $0.50 for every compensated hour during employment. Newly hired employees are immediately eligible for such credits on date of hire. For bought down employees, eligibility for such credits will commence with the buy down on January 1, 2008.

3)	Hours for which employees will receive the credit generally include any time for which they receive pay, including straight- time hours, for such things as:

i.	Bereavement Pay;

ii.	Call-in Pay;

iii.	Holiday Pay;

iv.	Jury Duty;

v.	Overtime;

vi.	Short-term Military Duty; and

vii.	Vacation.
4)	The Post-Retirement Health Care Account will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond at the end of each year. Any interest will be credited based on the accrued balance at the end of each calendar year and will be recorded no later than May 1 of each year. This credit balance continues to accrue until the employee retires or dies, at which time all credits and interest will cease to accrue.

5)	At that point the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages that are purchased on an individual basis or through another group.

6)	This credit balance has no cash value, may not be transferred and may only be used to pay for health care coverages. Delphi contributes cash to the account only when a claim for reimbursement is made. If an employee leaves Delphi without retiring, the balance will be forfeited.

7)	If the employee dies in retirement status, or after becoming eligible to retire voluntarily under the Delphi HRP, the employee’s eligible surviving spouse and eligible dependents will continue to have access to Delphi group coverages on a self-pay basis. Such coverages may be paid for using any remaining balance in the Post-Retirement Health Care Account.

8)	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage, is not eligible to draw upon the Post-Retirement Health Care Account. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the account while Medicare Part B enrollment is maintained.

All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
5.	Independence Week (Paragraphs 59 (n) through 59(r) of the 2003 IBEW - Delphi E&S — Milwaukee Agreement)

Independence Week Pay, any overtime premiums related to working on any day during Independence Week (except the Independence Day holiday itself) and Additional Time Off related to working during Independence Week will be eliminated. Employees who are not scheduled to work during the Independence Week period shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

6.	Holiday Schedule

Delphi and the IBEW agree to adopt the same specified holidays as agreed to by General Motors and the UAW through September 14, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself).

7.	Vacation Accrual

Effective January 1, 2008, eligible employees who have worked at least 26 pay periods in the eligibility year shall be entitled to the following vacation entitlement

For an Eligible Employee	Hours of Vacation
With Seniority of:	Entitlement
Less than one year	40
One but less than three years	60
Three but less than five years	80
Five but less than ten years	100
Ten but less than 15 years	120
Fifteen but less than 20 years	140
Twenty or more years	160
The existing percentage of gross earnings method for calculating vacation pay referenced in the letter dated March 11, 2004 from Timothy A. Wilimitis to R. A. Middleton titled “Vacation Pay Entitlement” attached to the 2003 IBEW — Delphi E&S - Milwaukee Agreement will be retained.

8.	Existing Agreements

The IBEW — Delphi E&S — Milwaukee Agreements, as modified by this Agreement, shall supersede and control all agreements between the IBEW and Delphi E&S.

Upon execution of this Agreement by the Parties, any provisions of the IBEW — Delphi E&S Agreements which are inconsistent with this Agreement shall be deemed to have been eliminated if no longer applicable as provided by the specific terms of this Agreement, or modified as necessary so as not to conflict with the agreements in this Agreement.

9.	Plant Closing and Sale Moratorium

The IBEW and Delphi agree that the letter dated March 11, 2004 from Timothy A. Wilimitis to R. A. Middleton titled “Plant Closing and Sale Moratorium” and any other restrictions on Delphi’s right to close the Milwaukee — E&S operations as planned are eliminated.

10.	GIS

The IBEW and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit D to the 2003 IBEW — Delphi E&S — Milwaukee Agreement) is eliminated.

11.	Job Security and/or Guaranteed Employment Levels

The IBEW and Delphi agree that the Memorandum of Understanding — Employment Security attached to the 2003 IBEW — Delphi E&S — Milwaukee Agreement, and all other agreements related to job security and/or guaranteed employment levels are eliminated. Nothing in this provision or any other provision of this Agreement shall be construed to alter the status of employees who elect to participate in the pre-retirement program under Paragraph B.1.a.3 of this Agreement.

12.	Tuition Assistance Plan

The IBEW and Delphi agree that the Memorandum of Understanding — Tuition Assistance Plan, and the letter dated March 11, 2004 from Timothy A. Wilimitis to R. A. Middleton titled “Scholarship Program for Dependent Children” attached to the 2003 IBEW — Delphi E&S — Milwaukee Agreement and any other agreements related to Corporation-paid tuition assistance, scholarships or similar programs, are eliminated.

13.	Subsidized Discount Programs

The IBEW and Delphi agree that any provisions of the IBEW — Delphi Powertrain Agreements that require expenditures by Delphi for personal items shall be eliminated, such as, but not limited to, discount programs subsidized by Delphi, e.g., AOL. Personal protective equipment (PPE) will still be provided. Supplier and/or customer provided discounts are provided to Delphi employees at their discretion.

14.	Strikes and Stoppages

The IBEW and Delphi agree that Paragraphs 70 and 71 of the 2003 IBEW — Delphi E&S - Milwaukee Agreement shall be modified to read:
“70.	During the life of this Agreement, Management will not lock out any employees of the bargaining unit.”

“71.	During the life of this Agreement, the Union will not cause or permit its members to cause, nor will any member of the Union take part in any sit-down, stay-in or slow-down, at the Company, or any curtailment of work or restriction of production or interference with production of the Company. The Union will not cause or permit its members to cause, nor will any member of the Union take part in, any strike or stoppage of any of the Company’s operations or picket the plant or premises. Management reserves the right to discipline any employee taking part in any violation of this Section of the Agreement.”
E.	SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IBEW entering into this Agreement and in consideration for the releases to be provided pursuant to Section F:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits and unemployment compensation benefits. The right to pursue pending ordinary course grievances shall continue except for employees who have signed individual releases of claims.

3.	All other consideration and concessions provided by Delphi and GM under the terms of this Agreement and all attachments to this Agreement.

The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
F.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IBEW, GM, and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the IBEW (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IBEW and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	Delphi pension freeze (Section D.2)

b.	Cessation of Delphi OPEB (Section C, D.4 and Attachment B)

c.	Provision of GM OPEB (Section C, D.4 and Attachment B)
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IBEW, all employees and former employees of Delphi represented or formerly represented by the IBEW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IBEW and between GM and the IBEW related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries or affiliates, that are otherwise assertable under law) are not waived).

b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IBEW released parties (which shall include the IBEW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment A hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IBEW or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment A shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW and Delphi (except as provided for in Section F.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

International Brotherhood of
Electrical Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DANIEL RILEY	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ CHARLES M. MCWEE

IBEW Local 663

/s/ M. BETH SAX

/s/ FRANK J. ROSIAK	/s/ THOMAS SMITH

/s/ MICHAEL WSZOLA	/s/ PATRICK J. MCDONALD

/s/ TIMOTHY A. WILIMITIS

Attachment A
List of Agreements
The term “IBEW-Delphi E&S Agreements” shall mean the following:
•	The Agreement Between Delphi Electronics & Safety Division - Milwaukee Operations and the IBEW, signed March 11, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Pension Plan, Exhibit A, to the Agreement between Delphi Electronics & Safety Division and the IBEW dated March 11, 2004, amended as necessary to conform to the provisions of the IBEW - Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Life and Disability Benefits Program, Exhibit B, to the Agreement between Delphi Electronics & Safety Division and the IBEW dated March 11, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Health Care Program, Exhibit C, to the Agreement between Delphi Electronics & Safety Division and the IBEW dated March 11, 2004, amended as necessary to conform to the provisions of the IBEW - Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Income Security Plan, Exhibit D to the Agreement between Delphi Electronics & Safety Division and the IBEW dated March 11, 2004, amended as necessary to conform to the provisions of the IBEW - Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Profit Sharing Plan, Exhibit F to the Agreement between Delphi Electronics & Safety Division and the IBEW dated March 11, 2004, amended as necessary to conform to the provisions of the IBEW - Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Personal Savings Plan, Exhibit G, to the Agreement between Delphi Electronics & Safety Division and the IBEW dated March 11, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	Any and all agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi E&S and the IBEW related to pay practices, amended as necessary to conform to the provisions of the IBEW - Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi Electronics & Safety and the IBEW, amended as necessary to conform to the provisions of the IBEW — Delphi Electronics & Safety Memorandum of Understanding dated July 31, 2007.

Attachment B
Term Sheet — Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S) and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10, 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM - represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Attachment C
Delphi-GM- IBEW, IAM, IUOE Special Attrition Program -Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program — Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program — Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v.

General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy

Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM — TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER COURT APPROVAL.

Attachment D
Benefits Effective January 1, 2008 (or Freeze Date as to Defined Benefit Pension Plan and Defined Contribution Plan)

Benefits

Defined Benefit Pension Plan	Frozen; Replaced by Individual Retirement Plan provisions

Defined Contribution Plan	Company Match: 30% on 7%

Active Life Insurance	Based on new Wage Rate

S&A	Based on Wage Rate Maximum 26 weeks for employees with <3 years seniority

EDB	Based on Wage Rate Max. 13 weeks for 1 but less than 3 years seniority Max. 26 weeks for 3 but less than 5 years of seniority

ISP	$0.18 per hour

GIS	Eliminated

Active Health Care	See below; also includes annual Health Reimbursement Account of $600 per employee

Dental	Yes (requires 3 years seniority)

Vision	Yes (requires 5 years seniority)

Delphi Confidential

Attachment D, cont.
Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

		IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES
		Services must be provided by a TCN physician for	Coverage is reduced if you use out-of-network
		maximum benefits up to 90% of R&C*	providers without a referral, subject to the out-
			of-pocket maximums listed below

ANNUAL DEDUCTIBLE**

•	Individual	$300	$1,200

•	Family	$600	$2,100

COPAYMENTS**

•	Plan Pays	90%	65%

•	Enrollee Pays	10%	35%

ANNUAL OUT-OF- POCKET MAXIMUMS**

•	Individual	$1,000	None

•	Family	$2,000	None

OUTPATIENT SERVICES

•	Outpatient Surgery	90%	65% R&C*

•	Physical Therapy	90% up to 60 treatments per condition per year by an approved provider.	65% up to 60 treatments per year by an approved provider

•	Routine Office Visits	Not Covered	Not Covered

•	Diagnostic X-ray and Lab	90%	65% R&C*

•	Well-Baby Care	90% for 6 visits in first year	Not covered

•	Preschool Immunizations	90% specified types	Not covered

•	Pap Smears and Mammograms	90%	65% R&C*

•	PSA Screening	90% for test that meets program criteria; otherwise not covered	65% R&C* for test that meets program criteria; otherwise not covered

•	Allergy Testing & Injections	Not covered	Not covered

HOSPITAL SERVICES

•	Semiprivate Room and Board	90% up to 365 days	65% up to 365 days (non-par provisions apply to non-par facility)

•	Miscellaneous Hospital, X-ray	90%	65% R&C*

•	Surgery	90%	65% R&C*

•	Doctor Visits In-Hospital	90%	65% R&C*

•	Maternity Benefits	90%	65% R&C*

EXTENDED CARE
•	Skilled Nursing Facility (excludes Custodial Care)	90% up to 730 days (2 days for each unused day of hospitalization)	65% up to 730 days (2 days for each unused day of hospitalization) in approved facility

EMERGENCY

•	In-Plan Area/Out-of-area	90%	90% Requires predetermination within 24 hrs of admission

•	Ambulance - Ground	90% when medically necessary for transfers that meet program criteria.	90% when medically necessary for transfers that meet program criteria.

•	Ambulance- Air/Boat	50% up to 100 miles	50% up to 100 miles

PRESCRIPTION DRUGS		Administered by Medco Health @ 1-800-711-3459

•	Participating Pharmacies	You pay $7.50 (generic)/ $15 (brand) per prescription up to 34-day supply	Not applicable

•	Non-participating Pharmacies	Not applicable	You pay $7.50 (generic)/ $15 (brand) plus 25% R&C* per prescription (

•	Mail-Order Prescription	You pay $7.50 (generic)/ $15 (brand) per prescription up to 90-day supply	Not applicable

•	Insulin/Syringes	You pay $15 per prescription	You pay $15 plus 25% R&C* per prescription

Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

		IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES
		Services must be provided by a TCN physician for maximum benefits up to 90% of R&C*	Coverage is reduced if you use out-of-network providers without a referral, subject to the out-of-pocket maximums listed below

MENTAL HEALTH		• These services require pre-authorization: Call ValueOptions at 1-877-786-4008

•	Outpatient Services	100% visits 1-20. You pay 25% for visits 21-35	50% of panel reimbursement (physicians only)

•	Inpatient/Residential*	100% up to 45 days	50% of panel reimbursement (physicians and facility only)

SUBSTANCE ABUSE		These services require pre-authorization: Call ValueOptions at 1-877-786-4008

•	Outpatient Services	100% up to 35 visits	Not covered

•	Inpatient/Residential	100% up to 45 visits	Not covered, except for emergency
	(including detoxification)**	**Mental Health and Substance Abuse: inpatient days are combined for a total of 45 days allowed.	detoxification

HEARING CARE

•	Examination/Hearing Aid	90%; Audiometric exam, up to $122 for evaluation test, and one hearing aid every 36 months	Not covered

OTHER

•	Medicare Eligibles	Accepted.	Accepted

PAYMENT FOR NONEMERGENCY
•	Out-of-Area Services	Call the carrier for details on providers in other areas	If HSM services are received from a non-participating provider (except with a referral from a participating provider), you will be assessed the Out-of-Network Deductible, Copayment and Out-of-Pocket Maximum Amounts

*	Reasonable and Customary (R&C) Charges based on charges for services by providers in specific geographic location. The carrier determines what is considered reasonable and customary charges.

**	Annual deductibles, copayments and out-of-pocket maximums are calculated on the basis of R&C. Each covered individual can only contribute a maximum of $300 toward satisfying the Family Deductible. Copayments and out-of-pocket maximums apply only to covered hospital/surgical and medical services. Deductibles, copayments and out-of-pocket maximums do not apply to mental health/substance abuse coverage, Durable Medical Equipment, Prosthetics & Orthotics and Prescription Drugs. Mental health/substance abuse and prescription drugs have separate cost sharing features.

***	Amounts paid for all office visit services do not count towards your deductibles and annual out-of-pocket maximum.
To the extent any of the above information conflicts with the terms and conditions of the Delphi Health Care Program for Hourly Employees (“the Program”), the terms of the Program will apply.

Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S), 101S and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.
7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating Engineers, Local 101S

/s/ HARVEY BAIRD, JR.	/s/ PATRICK J. MCDONALD

International Union of Operating Engineers, Local 832S

/s/ JAMES GLATHAR

/s/ GLENN SPIROFF

IBEW Local 663 (Delphi Powertrain — Milwaukee)	IBEW Local 663, (Delphi E&S Milwaukee)	IAM – Tool & Die Makers Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM – TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY
COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED UNTIL AFTER COURT APPROVAL.

     The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating Engineers, Local 832S

/s/ JAMES GLATHAR	/s/ PATRICK J. MCDONALD

/s/ GLENN SPIROFF	/s/ TIMOTHY A. WILIMITIS

IBEW Local 663 (Delphi Powertrain — Milwaukee)	IBEW Local 663, (Delphi E&S - Milwaukee)	IAM – Tool & Die Makers Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

IBEW – DELPHI POWERTRAIN – GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
The International Brotherhood of Electrical Workers, Local 663 (“IBEW”), Delphi Corporation and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IBEW-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies. To that end, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
A.	DURATION
1.	The Parties acknowledge that the Delphi Powertrain – Milwaukee operation is scheduled to be closed.

2.	The agreements comprising the modified IBEW-Delphi Powertrain – Milwaukee Operations collective bargaining agreements following the date of this Agreement are set forth in Attachment A hereto.

3.	Except as modified by this Agreement, the existing 2003 IBEW – Delphi Powertrain (formerly Delphi E&C) – Milwaukee Operations Agreements and all related agreements and understandings will be extended and remain in effect until 11:59 p.m. on September 14, 2011, subject to their termination provisions.
B.	WORKFORCE TRANSITION
1.	Transformation Program Options

Delphi, GM and the IBEW, as applicable, agree on the following Transformation Program options. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below. No retirement options will be afforded to any Delphi employee who was a temporary employee on or after October 8, 2005.
a.	Retirement Incentives – Employees Participating in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”)

Delphi, the IAM and GM, as applicable, agree to the following Special Attrition Program – Transformation for such employees who are participants in the Delphi HRP. Retirement options will be provided for eligible Delphi employees as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements, retroactive to October 1, 2005

2)	50 & 10 Mutually Satisfactory Retirement (MSR)
Provisions B.1.a.1 and B.1.a.2 will apply to employees who are eligible to retire by January 1, 2008. Eligible employees will be allowed to retire under these provisions when their services are no longer required, but in any event no later than January 1, 2008.
3)	Pre-retirement program covering employees with at least 26 years of credited service but less than 30 years of credited service as of January 1, 2008, as provided in Attachment C. Employees must commence the pre-retirement program no later than January 1, 2008.

4)	These retiring employees will be considered to have transitioned to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“Check the Box”) as provided in Attachment C.

5)	Participation conditioned on release of claims
b.	Buy Out Payments

Delphi and the IBEW agree that employees who are active or on leave status will be offered lump sum buyouts to sever all ties with Delphi and GM except vested pension benefits (as such no supplements are payable) when their services are no longer required., but in any event no later than January 1, 2008. The amount of the Buy Out Payments shall be in a non-allocable lump sum, less withholdings, as follows:
1)	Eligible employees with 10 or more years of seniority or credited service, whichever is greater, as of January 1, 2008, are eligible for $140,000;

2)	Eligible employees with three (3) but less than 10 years seniority or credited service, whichever is greater, as of January 1, 2008, are eligible for $70,000;

3)	Eligible employees with one (1) but less than three (3) years of seniority or credited service, whichever is greater, as of January 1, 2008, will be eligible for $40,000 (the “Buyout Payments”).
c.	Application Period

The application period, timing of retirements and buyouts, and release dates will be determined by Delphi based upon staffing considerations. In no event will the application period extend beyond October 15, 2007.

d.	Release Dates

The timing of retirements, Buy Outs and employee release dates will be determined by Delphi based upon staffing considerations, but no later than January 1, 2008. Notwithstanding this, Delphi is willing to work cooperatively with the IBEW to seek mutually agreeable operating arrangements that would facilitate the ability to address employees’ desires regarding release dates. Release dates will be in accordance with seniority by classification from an integrated list of eligible employees who have applied for retirement, placement in the pre-retirement program or Buy Out under Paragraphs B.1.a and B.1.b of this Agreement. Release will be offered to the most senior eligible employee in the classification first. If there are insufficient volunteers, the least senior employee in the classification will be released.

e.	Release of Claims

All participants will be required to sign a release releasing all claims against Delphi and GM, except workers’ compensation claims and unemployment compensation claims.

f.	Temporary Employees

As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will be not acquire seniority or be eligible for benefits, but will otherwise be covered by the provisions of the IBEW – Delphi Powertrain – Milwaukee Agreements. Employees who have been rehired as temporary employees will not be eligible for conversion to permanent status, and shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition programs or payments related to such programs.

g.	Selection of Option

An employee may only select one of the options described above for which they are eligible as of January 1, 2008.

h.	Failure to Select an Option

Employees who do not select one of the attrition options for which they are eligible, will, when their services are no longer required, be laid off with no Corporation-paid benefits.
2.	Buy Down Payment – Seniority Employees
a.	Delphi and the IBEW agree that all seniority employees who are on roll (i.e. active, on temporary layoff or on an authorized leave of absence) on January 1, 2008 and receiving compensation (except for pre-retirement program participants and employees who have accepted one of the attrition options effective January 1, 2008 under Attachment C), will be eligible for a one time Buy Down payment of $10,000, less applicable withholding, in the first pay ending after January 1, 2008.

b.	Such employees, whether they elect to receive the Buy Down Payment or not, will have their wages and benefits modified as follows:
1)	COLA in effect as of the Effective Date of this Agreement will be frozen at that level through December 30, 2007. Employees who remain on roll will have such frozen COLA folded into their base rate effective December 31, 2007. Thenceforward, Paragraphs 65(a) through 65 (h) and the letter dated March 31, 2004 from Timothy A. Wilimitis to R. A. Middleton titled “COLA Calculation” will be deleted from the IBEW – Delphi Powertrain – Milwaukee Agreement, and there will be no COLA.

2)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance, and other applicable benefits will be reduced on January 1, 2008 to the levels described in Attachment D. The Individual Retirement plan will become effective as provided in Section D.2 of this Agreement and the Retiree Medical Account will become effective as provided in Section D.4 of this Agreement.

3)	For all hours worked on and after December 31, 2007, the Corporation contribution to the Income Security Plan accounts of eligible employees will be reduced to $0.18 per hour.
c.	Employees must sign a Conditions of Participation Release Form in order to receive the $10,000 lump sum payment.

d.	These modifications will apply to any employees (except temporary employees) hired after the effective date of this Agreement.
3.	Separation Payment – Current Employees with Less than One Year of Seniority or Credited Service as of January 1, 2008

Delphi and the IBEW agree that any employee (except temporary employees) on the active employment rolls as of the Effective Date of this Agreement who does not have at least one (1) year of seniority or credited service, whichever is greater, as January 1, 2008, and who is permanently laid off prior to September 14, 2011, shall be eligible for a non-allocable lump sum severance payment equal to $1,500 for each month of his/her service with Delphi. The maximum amount of the severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release form in order to receive the Severance Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable), if any.

4.	Any problems with the implementation of this Transformation section will be discussed by a representative designated by the IBEW and a representative designated by the Vice President – Human Resources – Delphi Corporation.
C.	GM PROVISION OF OPEB

The Parties have agreed to a “Term Sheet – Delphi Cessation and GM Provision of OPEB” (the “Term Sheet”) with respect to the cessation of post-retirement health care and employer paid basic life insurance in retirement (“OPEB”) for Delphi employees and retirees and GM provision of OPEB for certain Delphi retirees and eligible employees. That agreement is attached as Attachment B, and is incorporated by reference herein.

D.	MODIFICATIONS TO THE EXISTING 2003 IBEW – DELPHI E&C AGREEMENTS (Signed March 31, 2004)

The IBEW and Delphi agree to the following modifications to the 2003 IBEW – Delphi E&C - Milwaukee Agreements:
1.	Wages

Paragraph 64 of the 2003 IBEW – Delphi E&C – Milwaukee Agreement will be replaced by the following clause:

“During the term of this Agreement, IBEW-represented employees at the Delphi Powertrain – Milwaukee plant will receive base wage rate increases calculated in the same manner and implemented at the same time as the base wage rate increases received by UAW-represented skilled trades employees at the Delphi Powertrain – Milwaukee plant. Concurrent with the implementation of each base wage rate increase, the table of minimum and maximum rates for each classification referenced in Section 4 of the Wage Agreement attached to the 2003 IBEW – Delphi E&C – Milwaukee Agreement will be adjusted to reflect the increases. Similarly, the Apprentice Rate Schedule in Paragraph 13 and Exhibit A of the Apprentice Agreement attached to the 2003 IBEW – Delphi E&C – Milwaukee Agreement will be adjusted to reflect the increases.”

2.	Delphi Hourly Rate Employees Pension Plan

Applicable terms and conditions of Supplemental Agreement Covering Pension Plan, Exhibit A of the Agreement between Delphi and the International Brotherhood of Electrical Workers, AFL-CIO, Local 663 will be eliminated or modified as follows:
a.	Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph D.2.b.2 below. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.

b.	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. These benefits will not be reduced from the levels in effect as of the date immediately preceding the Effective Date unless they are similarly reduced for other retired Delphi HRP participants. The

IBEW agrees that Delphi reserves its right to seek termination of the Delphi HRP consistent with applicable law. In this regard:
1)	Delphi HRP participants, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

2)	Delphi HRP participants who are participants in the Special Attrition Program – Transformation provided for in Attachment B of this Agreement (the “SAP-T”), and who are not retired or separated from service under the SAP-T as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP-T. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP-T, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP-T participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP-T, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP-T participants are not eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP and are not eligible to receive Delphi matching contributions under the Delphi Personal Savings Plan.

3)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) above) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

4)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service and their age at retirement will, upon their retirement, receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

5)	For the avoidance of doubt, Delphi HRP participants referred to in paragraphs D.2.b.3 and D.2.b.4 above, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
a)	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

b)	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

c)	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
6)	For the avoidance of doubt, no Delphi HRP participants, including those referred to in paragraphs D.2.b.1 through D.2.b.4 above, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

7)	Until the Freeze Date, Delphi HRP participants who buy down, pursuant to this Agreement will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buy down. During this period, such Delphi HRP participants will not be eligible for the Individual Retirement Plan provisions of the Delphi HRP or matching contributions under the Delphi Personal Savings Plan. As of the Freeze Date, Delphi HRP participants who buy down pursuant to this Agreement will receive credited service in the Delphi HRP for eligibility and vesting purposes only.

c.	Effective upon the Delphi HRP Freeze Date, employees who are bought down, or who are hired on or after the effective date of this Agreement (except temporary employees), will be eligible for the provisions of the Individual Retirement Plan provisions of the Delphi HRP;
1)	Delphi will provide annual contributions equal to 5.4% of wages to each employee’s Individual Retirement Plan account.

2)	Accounts will accrue with interest credited annually at the 30 year U.S. Treasury Bond rate.

3)	Plan assets will be retained in a pension trust subject to vesting and portability provisions.

4)	There will be no provisions for supplements, temporary benefits or 30 and out retirement.

5)	Annuities with lump sum option(s) will be available.
All related Miscellaneous Program Documents and Unpublished Letters will be conformed to the provisions above.

3.	Personal Savings Plan

Applicable terms and conditions of Supplemental Agreement Covering Personal Savings Plan, Exhibit G, will continue to apply with the following modifications:
a.	Effective upon the Delphi HRP Freeze Date, all employees who are bought down or hired on or after the effective date of this Agreement (excluding temporary employees), will be provided an employer match of 30% on up to 7% of employees’ eligible weekly pay.

b.	Employees who are not eligible under the foregoing definition will not be entitled to any benefit.

All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
4.	Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement

a.	Current employees and retirees eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with Attachment B

Employees who can attain eligibility to receive post-retirement health care and employer paid basic life insurance in retirement from GM under the Term Sheet are not eligible to receive credits in the Post-Employment Health Care Account described in paragraph D.4.b. below.

Applicable terms and conditions, related to post-retirement health care coverage, of Supplemental Agreement Covering Health Care Program, Exhibit C and post-retirement life insurance coverage, of Supplemental Agreement Covering Life and Disability Benefits, Exhibit B of the agreement between Delphi and the International Brotherhood of Electrical Workers, Local 663, will be eliminated or modified accordingly as of the effective date of the Term Sheet – Delphi Cessation and GM Provision of OPEB (Attachment B).

b.	Current employees who are bought down and who are not eligible for post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with the Term Sheet, and all new employees hired on or after the Effective Date of this Agreement

As of January 1, 2008, current employees who are bought down and who are not eligible to receive post-retirement health care and employer paid basic life insurance from GM in accordance with the Term Sheet, and all employees hired after the date, will be eligible for the following:
1)	Upon retirement from Delphi, employees will be able to continue any health care coverages then in effect for themselves and any eligible dependents by paying the full cost of any coverages continued. Delphi will make such coverages available at “group rates”.

2)	Delphi will provide a Post-Retirement Health Care Account that can be used to pay for continued coverages. Delphi will credit each eligible employee’s account with $0.50 for every compensated hour during employment. Newly hired employees are immediately eligible for such credits on date of hire. For bought down employees, eligibility for such credits will commence with the buy down on January 1, 2008.

3)	Hours for which employees will receive the credit generally include any time for which they receive pay, including straight-time hours, for such things as:
i.	Bereavement Pay;

ii.	Call-in Pay;

iii.	Holiday Pay;

iv.	Jury Duty;

v.	Overtime;

vi.	Short-term Military Duty; and

vii.	Vacation.
4)	The Post-Retirement Health Care Account will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond at the end of each year. Any interest will be credited based on the accrued balance at the end of each calendar year and will be recorded no later than May 1 of each year. This credit balance continues to accrue until the employee retires or dies, at which time all credits and interest will cease to accrue.

5)	At that point the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages that are purchased on an individual basis or through another group.

6)	This credit balance has no cash value, may not be transferred and may only be used to pay for health care coverages. Delphi contributes cash to the account only when a claim for reimbursement is made. If an employee leaves Delphi without retiring, the balance will be forfeited.

7)	If the employee dies in retirement status, or after becoming eligible to retire voluntarily under the Delphi HRP, the employee’s eligible surviving spouse and eligible dependents will continue to have access to Delphi group coverages on a self-pay basis. Such coverages may be paid for using any remaining balance in the Post-Retirement Health Care Account.

8)	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage, is not eligible to draw upon the Post-Retirement Health Care Account. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the account while Medicare Part B enrollment is maintained.
All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
5.	Independence Week (Paragraphs 56 (n) through 56(r) of the 2003 IBEW – Delphi E&C – Milwaukee Agreement)

Independence Week Pay, any overtime premiums related to working on any day during Independence Week (except the Independence Day holiday itself) and Additional Time Off related to working during Independence Week will be eliminated. Employees who are not scheduled to work during the Independence Week period shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

6.	Holiday Schedule

Delphi and the IBEW agree to adopt the same specified holidays as agreed to by General Motors and the UAW through September 14, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself).

7.	Vacation Accrual

Effective January 1, 2008, eligible employees who have worked at least 26 pay periods in the eligibility year shall be entitled to the following vacation entitlement

Hours of Vacation
For an Eligible Employee	Entitlement
With Seniority of:	(40 hours – Restricted)
Less than one year	40
One but less than three years	60
Three but less than five years	80
Five but less than ten years	100
Ten but less than 15 years	120
Fifteen but less than 20 years	140
Twenty or more years	160
The existing Percent of Qualified Earnings schedule for calculating vacation pay in Paragraph 56(c) of the 2003 IBEW – Delphi E&C – Milwaukee Agreement will be retained.

8.	Existing Agreements

The IBEW – Delphi Powertrain – Milwaukee Agreements, as modified by this Agreement, shall supersede and control all agreements between the IBEW and Delphi Powertrain.

Upon execution of this Agreement by the Parties, any provisions of the IBEW – Delphi Powertrain Agreements which are inconsistent with this Agreement shall be deemed to have been eliminated if no longer applicable as provided by the specific terms of this Agreement, or modified as necessary so as not to conflict with the agreements in this Agreement.

9.	Plant Closing Restrictions

The IBEW and Delphi agree that any restrictions on Delphi’s right to close the Milwaukee – Powertrain operations as planned are eliminated.

10.	GIS

The IBEW and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit D to the 2003 IBEW – Delphi E&C — Milwaukee Agreement) is eliminated.

11.	Job Security and/or Guaranteed Employment Levels

The IBEW and Delphi agree that Supplement J (Memorandum of Understanding – Employment Security), and Items 24 (JOBS Bank Overtime) and 25 (JOBS Bank – Funding Limit) in the General Local Demands attached to the 2003 IBEW – Delphi E&C – Milwaukee Agreement, and all other agreements related to job security and/or guaranteed employment levels are eliminated. Nothing in this provision or any other provision of this Agreement shall be construed to alter the status of employees who elect to participate in the pre-retirement program under Paragraph B.1.a.3 of this Agreement.

12.	Supplement B (Tuition Assistance Plan)

The IBEW and Delphi agree that Supplement B (Tuition Assistance Plan) attached to the 2003 IBEW – Delphi E&C – Milwaukee Agreement and any other agreements related to Corporation-paid tuition assistance, scholarships or similar programs, are eliminated.

13.	Subsidized Discount Programs

The IBEW and Delphi agree that any provisions of the IBEW – Delphi Powertrain Agreements that require expenditures by Delphi for personal items shall be eliminated, such as, but not limited to, discount programs subsidized by Delphi, e.g., AOL. Personal protective equipment (PPE) will still be provided. Supplier and/or customer provided discounts are provided to Delphi employees at their discretion.

14.	Strikes and Stoppages

The IBEW and Delphi agree that Paragraphs 67 and 68 of the 2003 IBEW – Delphi E&C – Milwaukee Agreement shall be modified to read:
“67.	During the life of this Agreement, Management will not lock out any employees of the bargaining unit.”

“68.	During the life of this Agreement, the Union will not cause or permit its members to cause, nor will any member of the Union take part in any sit-down, stay-in or slow-down, at the Company, or any curtailment of work or restriction of production or interference with production of the Company. The Union will not cause or permit its members to cause, nor will any member of the Union take part in, any strike or stoppage of any of the Company’s operations or picket the plant or premises. Management reserves the right to discipline any employee taking part in any violation of this Section of the Agreement.”
E.	SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IBEW entering into this Agreement and in consideration for the releases to be provided pursuant to Section F:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits and unemployment compensation benefits. The right to pursue pending ordinary course grievances shall continue except for employees who have signed individual releases of claims.

3.	All other consideration and concessions provided by Delphi and GM under the terms of this Agreement and all attachments to this Agreement.

The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

F.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IBEW, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the IBEW (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IBEW and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	Delphi pension freeze (Section D.2)

b.	Cessation of Delphi OPEB (Section C, D.4 and Attachment B)

c.	Provision of GM OPEB (Section C, D.4 and Attachment B)
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IBEW, all employees and former employees of Delphi represented or formerly represented by the IBEW, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IBEW and between GM and the IBEW related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries or affiliates, that are otherwise assertable under law) are not waived).

b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IBEW released parties (which shall include the IBEW and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment A hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IBEW or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment A shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW and Delphi (except as provided for in Section F.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

International Brotherhood of
Electrical Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DANIEL RILEY	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ CHARLES M. MCWEE

IBEW Local 663	/s/ M. BETH SAX

/s/ JEFFREY T. CIECIWA	/s/ THOMAS SMITH

/s/ PATRICK J. MCDONALD

Attachment A
List of Agreements
         The term “IBEW-Delphi Powertrain Agreements” shall mean the following:
•	The Agreement Between Delphi Energy & Chassis Division – Milwaukee Operations and the IBEW, dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Pension Plan, Exhibit A, to the Agreement between Delphi Energy and Chassis Division and the IBEW dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Life and Disability Benefits Program, Exhibit B, to the Agreement between Delphi Energy and Chassis Division and the IBEW dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Health Care Program, Exhibit C, to the Agreement between Delphi Energy and Chassis Division and the IBEW dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Income Security Plan, Exhibit D to the Agreement between Delphi Energy and Chassis Division and the IBEW dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW – Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Profit Sharing Plan, Exhibit F to the Agreement between Delphi Energy and Chassis Division and the IBEW dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Personal Savings Plan, Exhibit G, to the Agreement between Delphi Energy and Chassis Division and the IBEW dated March 31, 2004, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	Any and all agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi Powertrain (formerly Delphi E&C) and the IBEW related to pay practices, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi Powertrain (formerly Delphi E&C) and the IBEW, amended as necessary to conform to the provisions of the IBEW — Delphi Powertrain Memorandum of Understanding dated July 31, 2007.

Attachment B
Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S) and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A.	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10, 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the

Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Attachment C
Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the

“Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by

GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement.

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM –
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT
APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

Attachment D
Benefits Effective January 1, 2008 (or Freeze Date as to Defined Benefit Pension Plan and Defined Contribution Plan)

Benefits

Defined Benefit Pension Plan	Frozen; Replaced by Individual Retirement Plan provisions

Defined Contribution Plan	Company Match: 30% on 7%

Active Life Insurance	Based on new Wage Rate

S&A	Based on Wage Rate
Maximum 26 weeks for employees with <3 years seniority

EDB	Based on Wage Rate Max. 13 weeks for 1 but less than 3 years seniority Max. 26 weeks for 3 but less than 5 years of seniority

ISP	$0.18 per hour

GIS	Eliminated

Active Health Care	See below; also includes annual Health Reimbursement Account of $600 per employee

Dental	Yes (requires 3 years seniority)

Vision	Yes (requires 5 years seniority)

Delphi Confidential

Attachment D, cont.
Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

		OUT-OF-NETWORK SERVICES
	IN-NETWORK SERVICES	Coverage is reduced if you use out-of-network
	Services must be provided by a TCN physician for	providers without a referral, subject to the out-
	maximum benefits up to 90% of R&C*	of-pocket maximums listed below
ANNUAL
DEDUCTIBLE**
• Individual	$ 300	$1,200
• Family	$ 600	$2,100

COPAYMENTS**
• Plan Pays	90%	65%
• Enrollee Pays	10%	35%

ANNUAL OUT-OF-
POCKET MAXIMUMS**
• Individual	$ 1,000	None
• Family	$2,000	None

OUTPATIENT SERVICES
• Outpatient Surgery	90%	65% R&C*
• Physical Therapy	90% up to 60 treatments per condition per year by an approved provider.	65% up to 60 treatments per year by an approved provider
• Routine Office Visits	Not Covered	Not Covered
• Diagnostic X-ray and Lab	90%	65% R&C*
• Well-Baby Care	90% for 6 visits in first year	Not covered
• Preschool Immunizations	90% specified types	Not covered
• Pap Smears and Mammograms	90%	65% R&C*
• PSA Screening	90% for test that meets program criteria; otherwise not covered	65% R&C* for test that meets program criteria; otherwise not covered
• Allergy Testing & Injections	Not covered	Not covered

HOSPITAL SERVICES
• Semiprivate Room and Board	90% up to 365 days	65% up to 365 days (non-par provisions apply to non-par facility)
• Miscellaneous Hospital, X- ray	90%	65% R&C*
• Surgery	90%	65% R&C*
• Doctor Visits In-Hospital	90%	65% R&C*
• Maternity Benefits	90%	65% R&C*

EXTENDED CARE
• Skilled Nursing Facility (excludes Custodial Care)	90% up to 730 days (2 days for each unused day of hospitalization)	65% up to 730 days (2 days for each unused day of hospitalization) in approved facility

EMERGENCY
• In-Plan Area/Out-of-area	90%	90% Requires predetermination within 24 hrs of admission
• Ambulance — Ground	90% when medically necessary for transfers that meet program criteria.	90% when medically necessary for transfers that meet program criteria.
• Ambulance — Air/Boat	50% up to 100 miles	50% up to 100 miles

PRESCRIPTION DRUGS	Administered by Medco Health @ 1-800-711-3459
• Participating Pharmacies	You pay $7.50 (generic) / $15 (brand) per prescription up to 34-day supply	Not applicable
• Non-participating Pharmacies	Not applicable	You pay $7.50 (generic)/ $15 (brand) plus 25% R&C* per prescription (
• Mail-Order Prescription	You pay $7.50 (generic)/ $15 (brand) per prescription up to 90-day supply	Not applicable
• Insulin/Syringes	You pay $15 per prescription	You pay $15 plus 25% R&C* per prescription

Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

OUT-OF-NETWORK SERVICES
	IN-NETWORK SERVICES	Coverage is reduced if you use out-of-network
	Services must be provided by a TCN physician for	providers without a referral, subject to the out-
	maximum benefits up to 90% of R&C*	of-pocket maximums listed below
MENTAL HEALTH	• These services require pre-authorization: Call ValueOptions at 1-877-786-4008
• Outpatient Services	100% visits 1-20. You pay 25% for visits 21-35	50% of panel reimbursement (physicians only)
• Inpatient / Residential*	100% up to 45 days	50% of panel reimbursement (physicians and facility only)

SUBSTANCE ABUSE	These services require pre-authorization: Call ValueOptions at 1-877-786-4008
• Outpatient Services	100% up to 35 visits	Not covered
• Inpatient / Residential	100% up to 45 visits	Not covered, except for emergency
(including detoxification)**	** Mental Health and Substance Abuse: inpatient days are combined for a total of 45 days allowed.	detoxification

HEARING CARE
• Examination/Hearing Aid	90%; Audiometric exam, up to $122 for evaluation test, and one hearing aid every 36 months	Not covered

OTHER
• Medicare Eligibles	Accepted.	Accepted

PAYMENT FOR NONEMERGENCY
• Out-of-Area Services	Call the carrier for details on providers in other areas	If HSM services are received from a non- participating provider (except with a referral from a participating provider), you will be assessed the Out-of-Network Deductible, Copayment and Out-of-Pocket Maximum amounts

*	Reasonable and Customary (R&C) Charges based on charges for services by providers in specific geographic location. The carrier determines what is considered reasonable and customary charges.

**	Annual deductibles, copayments and out-of-pocket maximums are calculated on the basis of R&C. Each covered individual can only contribute a maximum of $300 toward satisfying the Family Deductible. Copayments and out-of-pocket maximums apply only to covered hospital / surgical and medical services. Deductibles, copayments and out-of-pocket maximums do not apply to mental health/substance abuse coverage, Durable Medical Equipment, Prosthetics & Orthotics and Prescription Drugs. Mental health / substance abuse and prescription drugs have separate cost sharing features.

***	Amounts paid for all office visit services do not count towards your deductibles and annual out-of-pocket maximum.
To the extent any of the above information conflicts with the terms and conditions of the Delphi Health Care Program for Hourly Employees (“the Program”), the terms of the Program will apply.

Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S), 101S and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.
6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM - represented hourly retirees of GM.
7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.
10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of
Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating
Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating
Engineers, Local 101S

/s/ HARVEY BAIRD, JR.	/s/ PATRICK J. MCDONALD

International Union of Operating
Engineers, Local 832S

/s/ JAMES GLATHAR

/s/ GLENN SPIROFF

IBEW Local 663 (Delphi	IBEW Local 663, (Delphi E&S -	IAM — Tool & Die Makers
Powertrain — Milwaukee)	Milwaukee)	Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

Delphi-GM- IBEW, IAM, IUOE Special Attrition Program -Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program — Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:
1. 29 years credited service     $2,900
2. 28 years credited service     $2,850
3. 27 years credited service     $2,800
4. 26 years credited service     $2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program — Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program — Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM — TRANSFORMATION IS SUBJECT
TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE
PROCESSED UNTIL AFTER COURT APPROVAL.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of
Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating
Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating
Engineers, Local 832S

/s/ JAMES GLATHAR	/s/ PATRICK J. MCDONALD

/s/ GLENN SPIROFF	/s/ TIMOTHY A. WILIMITIS

IBEW Local 663 (Delphi	IBEW Local 663, (Delphi E&S -	IAM — Tool & Die Makers
Powertrain — Milwaukee)	Milwaukee)	Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

IAM — DELPHI — GM
MEMORANDUM OF UNDERSTANDING
DELPHI RESTRUCTURING
INTRODUCTION
District 10, International Association of Machinists and Aerospace Workers, AFL-CIO, Tool and Die Makers Lodge 78 (“IAM”), Delphi Corporation, and General Motors Corporation (“the Parties”) have discussed the challenges impacting Delphi and its IAM-represented operations. The Parties acknowledge that restructuring actions are necessary and commit to take specific actions to protect the needs of the Parties and their constituencies. To that end, the Parties agree as follows on a two-party or three-party basis, as applicable, (the “Agreement”) subject to ratification by the membership.
A.	DURATION
1.	The Parties acknowledge that the Delphi Electronics & Safety — Milwaukee operation is scheduled to be closed.

2.	The agreements comprising the modified IAM — Delphi collective bargaining agreements following the date of this Agreement are set forth in Attachment A hereto.

3.	Except as modified by this Agreement, the 2003 IAM — Delphi Electronics & Safety — Milwaukee Operations Agreements and all related agreements and understandings will be extended and remain in effect until 11:59 p.m. on September 14, 2011, subject to their termination provisions.
B.	WORKFORCE TRANSITION
1.	Transformation Program Options

Delphi, GM and the IAM, as applicable, agree on the following Transformation Program options. The Retirement Incentives and Buy Out are subject to the terms of Attachment C, and are generally described below. No retirement options will be afforded to any Delphi employee who was a temporary employee on or after October 8, 2005.
a.	Retirement Incentives — Employees Participating in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”)

Delphi, the IAM and GM, as applicable, agree to the following Special Attrition Program — Transformation for such Delphi employees who are participants in the Delphi HRP. Retirement options will be provided for eligible Delphi employees as described in Attachment C and summarized below:
1)	$35,000 for normal or early voluntary retirements, retroactive to October 1, 2005

2)	50 & 10 Mutually Satisfactory Retirement (MSR)
Provisions B.1.a.1 and B.1.a.2 will apply to employees who are eligible to retire by January 1, 2008. Eligible employees will be allowed to retire under these provisions when their services are no longer required, but in any event no later than January 1, 2008.
3)	Pre-retirement program covering employees with at least 26 years of credited service, but less than 30 years of credited service as of January 1, 2008 as provided in Attachment C. Employees must commence the pre-retirement program no later than January 1, 2008.

4)	These retiring employees will be considered to have transitioned to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“Check the Box”) as provided in Attachment C.

5)	Participation conditioned on release of claims
b.	Buy Out Payments

Delphi and the IAM agree that employees who are active or on leave status will be offered lump sum buyouts to sever all ties with Delphi and GM except vested pension benefits (as such no supplements are payable) when their services are no longer required, but in any event no later than January 1, 2008. The amount of the Buy Out Payments shall be in a non-allocable lump sum, less withholdings, as follows:
1)	Eligible employees with 10 or more years of seniority or credited service, whichever is greater, as of January 1, 2008 are eligible for $140,000;

2)	Eligible employees with three (3) but less than 10 years seniority or credited service, whichever is greater, as of January 1, 2008 are eligible for $70,000;

3)	Eligible employees with one (1) but less than three (3) years of seniority or credited service, whichever is greater, as of January 1, 2008 will be eligible for $40,000 (the “Buyout Payments”).
c.	Application Period

The application period, timing of retirements and buyouts, and release dates will be determined by Delphi based upon staffing considerations. In no event will the application period extend beyond October 15, 2007.

d.	Release Dates

The timing of retirements, Buy Outs and employee release dates will be determined by Delphi based upon staffing considerations, but no later than January 1, 2008. Notwithstanding this, Delphi is willing to work cooperatively with the IAM to seek mutually agreeable operating arrangements that would facilitate the ability to address employees’ desires regarding release dates. Release dates will be in accordance with seniority by classification from an integrated list of eligible employees who have applied for retirement, placement in the pre-retirement program or Buy Out under Paragraphs B.1.a and B.1.b of this Agreement. Release will be offered to the most senior eligible employee in the classification first. If there are insufficient volunteers, the least senior employee in the classification will be released.

e.	Release of Claims

All participants will be required to sign a release releasing all claims against Delphi and GM, except workers’ compensation claims and unemployment compensation claims.

f.	Temporary Employees

As necessary, employees who have accepted a Buy Out may be rehired as temporary employees to satisfy any operating needs. Any employee rehired as a temporary employee will be not acquire seniority or be eligible for benefits, but will otherwise be covered by the provisions of the IAM — Delphi Agreements. Employees who have been rehired as temporary employees will not be eligible for conversion to permanent status, and shall receive the starting wage rate applicable for a new temporary employee. Such temporary employees will not be eligible for any future attrition programs or payments related to such programs.

g.	Selection of Option

An employee may only select one of the options described above for which they are eligible as of January 1, 2008.

h.	Failure to Select an Option

Employees who do not select one of the attrition options for which they are eligible, will, when their services are no longer required, be laid off with no Corporation-paid benefits.
2.	Buy Down Payment — Seniority Employees
a.	Delphi and the IAM agree that all seniority employees who are on roll (i.e. active, on temporary layoff or on an authorized leave of absence) on January 1, 2008 and receiving compensation (except for pre-retirement program participants and employees who have accepted one of the attrition options effective January 1, 2008 under Attachment C) will be eligible for a one time Buy Down payment of $10,000, less applicable withholding, in the first pay ending after January 1, 2008.

b.	Such employees, whether they elect to receive the Buy Down Payment or not, will have their wages and benefits modified as follows:
1)	COLA in effect as of the Effective Date of this Agreement will be frozen at that level through December 30, 2007. Employees who remain on roll will have such frozen COLA folded into their base rate effective December 31, 2007. Thenceforward, Paragraphs 80(a) through 80 (i) and the letter dated December 22, 2003 from Timothy A. Wilimitis to Dan Bigalke titled “COLA Calculation”, will be deleted from the IAM — Delphi Agreement, and there will be no COLA.

2)	Sickness & Accident (S&A) benefits, Extended Disability Benefits (EDB), health care, life insurance, and other applicable benefits will be reduced on January 1, 2008 to the levels described in Attachment D. The Individual Retirement plan will become effective as provided in Section D.2 of this Agreement and the Retiree Medical Account will become effective as provided in Section D.4 of this Agreement.

3)	For all hours worked on and after December 31, 2007, the Corporation contribution to the Income Security Plan accounts of eligible employees will be reduced to $0.18 per hour.
c.	Employees must sign a Conditions of Participation Release Form in order to receive the $10,000 lump sum payment.

d.	These modifications will apply to any employees (except temporary employees) hired after the effective date of this Agreement.
3.	Separation Payment — Current Employees with Less than One Year of Seniority or Credited Service as of January 1, 2008

Delphi and the IAM agree that any employee (except temporary employees) on the active employment rolls as of the Effective Date of this Agreement who does not have at least one (1) year of seniority or credited service, whichever is greater, as January 1, 2008, and who is permanently laid off prior to September 14, 2011, shall be eligible for a non-allocable lump sum severance payment equal to $1,500 for each month of his/her service with Delphi. The maximum amount of the severance pay is $40,000, less applicable withholdings. Employees must sign a Conditions of Participation Release form in order to receive the Severance Payment. The Parties agree that employees who are separated will sever all ties with GM and Delphi except for any vested pension benefits (as such no pension supplements are payable), if any.

4.	Any problems with the implementation of this Transformation section will be discussed by a representative designated by the IAM and a representative designated by the Vice President — Human Resources — Delphi Corporation.
C.	GM PROVISION OF OPEB

The Parties have agreed to a “Term Sheet — Delphi Cessation and GM Provision of OPEB” (the “Term Sheet”) with respect to the cessation of post-retirement health care and employer paid basic life insurance in retirement (“OPEB”) for Delphi employees and retirees and GM provision of OPEB for certain Delphi retirees and eligible employees. That agreement is attached as Attachment B, and is incorporated by reference herein.

D.	MODIFICATIONS TO THE EXISTING 2003 DELPHI — IAM AGREEMENTS

The IAM and Delphi agree to the following modifications to the 2003 Delphi — IAM Agreements:
1.	Wages

Paragraph 79 of the 2003 IAM — Delphi E&S — Milwaukee Agreement will be replaced by the following clause:

“During the term of this Agreement, IAM-represented employees at the Delphi E&S - Milwaukee plant will receive base wage rate increases calculated in the same manner and implemented at the same time as the base wage rate increases received by UAW-represented skilled trades employees at the Delphi E&S — Milwaukee plant. Concurrent with the implementation of each base wage rate increase, the table of minimum and maximum rates for each classification in Section III of the Wage Agreement attached to the 2003 IAM — Delphi E&S — Milwaukee Agreement will be adjusted to reflect the increases. Similarly, the Apprentice Rate Schedule in Article XIII of the Apprentice Agreement attached to the 2003 IAM — Delphi E&S — Milwaukee Agreement will be adjusted to reflect the increases.”

2.	Delphi Hourly Rate Employees Pension Plan

Applicable terms and conditions of Supplemental Agreement Covering Pension Plan, Exhibit A of the Agreement between Delphi and the International Association of Machinists and Aerospace Workers, AFL-CIO, Lodge 78 will be eliminated or modified as follows:
a.	Delphi will as of the first of the month next following the Effective Date or as soon as practicable thereafter in accordance with applicable law (the “Freeze Date”), amend the Delphi HRP so as to freeze benefit accruals for future credited service in the Delphi HRP, except as set forth in paragraph D.2.b.2 below. This freeze does not apply to the Individual Retirement Plan provisions of the Delphi HRP.

b.	With regard to such amendment and freeze of the Delphi HRP, Delphi will cause the frozen Delphi HRP to pay benefits in accordance with the terms of the Delphi HRP and applicable law. These benefits will not be reduced from the levels in effect as of the date immediately preceding the Effective Date unless they are similarly reduced for other retired Delphi HRP participants. The IAM agrees that Delphi reserves its right to seek termination of the Delphi HRP consistent with applicable law.In this regard:
1)	Delphi HRP participants, who are retired as of the Freeze Date, will continue to be eligible for and receive from the Delphi HRP all benefits, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date.

2)	Delphi HRP participants who are participants in the Special Attrition Program — Transformation provided for in Attachment B of this Agreement (the “SAP-T”), and who are not retired or separated from service under the SAP-T as of the Freeze Date, will receive credited service in the Delphi HRP for all purposes, including but not limited to eligibility, vesting and future benefit accruals, as if there were no freeze, until the earlier of their retirement or separation from service under the terms of the SAP-T. For the avoidance of doubt, the Delphi HRP is solely responsible for all credited service for accrual, vesting and eligibility purposes for all Delphi participants in the SAP-T, including but not limited to participants in the pre-retirement program option. Further, all Delphi SAP-T participants will be eligible for and will receive full Delphi HRP benefits upon their retirement under the terms of the SAP-T, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP as of the date immediately preceding the Effective Date. Delphi SAP-T participants are not eligible to participate in the Individual Retirement Plan provisions of the Delphi HRP and are not eligible to receive Delphi matching contributions under the Delphi Personal Savings Plan.

3)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) above) who are eligible to retire as of the Freeze Date will, upon their retirement, receive from the frozen Delphi HRP all benefits provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP.

4)	Delphi HRP participants (other than those referred to in paragraph D.2.b.2) who become eligible to retire after the Freeze Date, when taking into account Delphi credited service and their age at retirement will, upon their retirement, receive from the Delphi HRP all benefits provided for in the Delphi HRP, including but not limited to any applicable supplements and benefit redetermination provided for in the Delphi HRP under the terms in effect as of the date immediately preceding the Effective Date.

5)	For the avoidance of doubt, Delphi HRP participants referred to in paragraphs D.2.b.3 and D.2.b.4 above, will, upon retirement, receive from the Delphi HRP in addition to any other applicable Delphi HRP benefits the:
a)	full amount of the 30 & out benefit through age 62 and one month, or the 80% date for those born on or before September 14, 1945, including, but not limited to, the full Early Retirement Supplement, in effect as of the date immediately preceding the Effective Date;

b)	portion of the Interim Supplement (which is applicable in both 85 point and 60 & 10 retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date and age at the time of retirement; and

c)	portion of the Temporary Benefit (T&PD and mutual retirements) in effect under the Delphi HRP based on the credited service accrued as of the date immediately preceding the Freeze Date, not to exceed 30 years.
6)	For the avoidance of doubt, no Delphi HRP participants, including those referred to in paragraphs D.2.b.1 through D.2.b.4 above, will receive lump sum payments or any increase in benefits above the level of those provided for in the Delphi HRP as of January 1, 2007. Additionally, no new participants will be allowed to join the frozen Delphi HRP.

7)	Until the Freeze Date, Delphi HRP participants who buy down, pursuant to this Agreement will continue to receive credited service in the Delphi HRP for all purposes, including but not limited to, eligibility, vesting, and future benefit accruals under the same terms and conditions in the Delphi HRP as prior to the buy down. During this period, such Delphi HRP participants will not be eligible for the Individual Retirement Plan provisions of the Delphi HRP or matching contributions under the Delphi Personal Savings Plan. As of the Freeze Date, Delphi HRP participants who buy down pursuant to this Agreement will receive credited service in the Delphi HRP for eligibility and vesting purposes only.
c.	Effective upon the Delphi HRP Freeze Date, employees who are bought down, or who are hired on or after the effective date of this Agreement (except temporary employees), will be eligible for the provisions of the Individual Retirement Plan provisions of the Delphi HRP;

1)	Delphi will provide annual contributions equal to 5.4% of wages to each employee’s Individual Retirement Plan account.

2)	Accounts will accrue with interest credited annually at the 30 year U.S. Treasury Bond rate.

3)	Plan assets will be retained in a pension trust subject to vesting and portability provisions.

4)	There will be no provisions for supplements, temporary benefits or 30 and out retirement.

5)	Annuities with lump sum option(s) will be available.
All related Miscellaneous Program Documents and Unpublished Letters will be conformed to the provisions above.

3.	Personal Savings Plan

Applicable terms and conditions of Supplemental Agreement Covering Personal Savings Plan, Exhibit G, will continue to apply with the following modifications:
a.	Effective upon the Delphi HRP Freeze Date, all employees who are bought down or hired on or after the effective date of this Agreement (excluding temporary employees), will be provided an employer match of 30% on up to 7% of employees’ eligible weekly pay.

b.	Employees who are not eligible under the foregoing definition will not be entitled to any benefit.

All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.
4.	Post-Retirement Health Care and Employer Paid Basic Life Insurance in Retirement
a.	Current employees and retirees eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with Attachment B

Employees who can attain eligibility to receive post-retirement health care and employer paid basic life insurance in retirement from GM under the Term Sheet are not eligible to receive credits in the Post-Retirement Health Care Account described in paragraph D.4.b. below.

Applicable terms and conditions, related to post-retirement health care coverage, of Supplemental Agreement Covering Health Care Program, Exhibit C and post-retirement life insurance coverage, of Supplemental Agreement Covering Life and Disability Benefits, Exhibit B of the agreement between Delphi and the International Association of Machinists and Aerospace Workers, AFL-CIO, Lodge 78, will be eliminated or modified accordingly as of the effective date of the Term Sheet — Delphi Cessation and GM Provision of OPEB (Attachment B).

b.	Current employees who are bought down and who are not eligible for post-retirement health care and employer paid basic life insurance from GM in accordance with the Term Sheet, and all new employees hired on or after the Effective Date of this Agreement

As of January 1, 2008, current employees who are bought down and who are not eligible to receive post-retirement health care and employer paid basic life insurance in retirement from GM in accordance with the Term Sheet, and all employees hired after that date, will be eligible for the following:
1)	Upon retirement from Delphi, employees will be able to continue any health care coverages then in effect for themselves and any eligible dependents by paying the full cost of any coverages continued. Delphi will make such coverages available at “group rates”.

2)	Delphi will provide a Post-Retirement Health Care Account that can be used to pay for continued coverages. Delphi will credit each eligible employee’s account with $0.50 for every compensated hour during employment. Newly hired employees are immediately eligible for such credits on date of hire. For bought down employees, eligibility for such credits will commence with the buy down on January 1, 2008.

3)	Hours for which employees will receive the credit generally include any time for which they receive pay, including straight-time hours, for such things as:
i.	Bereavement Pay;

ii.	Call-in Pay;

iii.	Holiday Pay;

iv.	Jury Duty;

v.	Overtime;

vi.	Short-term Military Duty; and

vii.	Vacation.
4)	The Post-Retirement Health Care Account will also be credited with interest on an annual basis. The interest rate is that for the 30-year U.S. Treasury Bond at the end of each year. Any interest will be credited based on the accrued balance at the end of each calendar year and will be recorded no later than May 1 of each year. This credit balance continues to accrue until the employee retires or dies, at which time all credits and interest will cease to accrue.

5)	At that point the retiree or eligible surviving spouse may begin to draw down the balance. Credits may only be used to pay for the cost of health care coverages continued through Delphi or health care coverages that are purchased on an individual basis or through another group.

6)	This credit balance has no cash value, may not be transferred and may only be used to pay for health care coverages. Delphi contributes cash to the account only when a claim for reimbursement is made. If an employee leaves Delphi without retiring, the balance will be forfeited.

7)	If the employee dies in retirement status, or after becoming eligible to retire voluntarily under the Delphi HRP, the employee’s eligible surviving spouse and eligible dependents will continue to have access to Delphi group coverages on a self-pay basis. Such coverages may be paid for using any remaining balance in the Post-Retirement Health Care Account.

8)	A surviving spouse age 65 or older who is eligible, but is not enrolled for Medicare Part B coverage, is not eligible to draw upon the Post-Retirement Health Care Account. Coverages may be continued on a self-paid basis until Medicare Part B coverage is obtained. After enrollment in Part B, the surviving spouse may draw upon the account while Medicare Part B enrollment is maintained.
All Miscellaneous Program Documents and Unpublished Letters will be conformed to the administration of the provisions described above.

5.	Independence Week (Paragraphs 71.(h) through 71.(n) of the 2003 IAM — Delphi E&S — Milwaukee Agreement)

Independence Week Pay, any overtime premiums related to working on any day during Independence Week (except the Independence Day holiday itself) and Additional Time Off related to working during Independence Week will be eliminated. Employees who are not scheduled to work during the Independence Week period shall have the option to use Vacation Entitlement hours, if available, or be granted an unpaid leave of absence for such period.

6.	Holiday Schedule

Delphi and the IAM agree to adopt the same specified holidays as agreed to by General Motors and the UAW through September 14, 2011 (not including any paid Independence Week days except for the specified Independence Day holiday itself).

7.	Vacation Accrual

Effective January 1, 2008, eligible employees who have worked at least 26 pay periods in the eligibility year shall be entitled to the following vacation entitlement

For an Eligible Employee	Hours of Vacation
With Seniority of:	Entitlement
Less than one year	40
One but less than three years	60
Three but less than five years	80
Five but less than ten years	100
Ten but less than 15 years	120
Fifteen but less than 20 years	140
Twenty or more years	160
The existing percentage of gross earnings method for calculating vacation pay referenced in of the letter dated December 22, 2003 from Timothy A. Wilimitis to Dan Bigalke titled “Vacation Pay Entitlement” attached to the 2003 IAM — Delphi E&S - Milwaukee Agreement will be retained.
8. Existing Agreements

The IAM — Delphi Agreements, as modified by this Agreement, shall supersede and control all agreements between the IAM and Delphi or any of its divisions.

Upon execution of this Agreement by the Parties, any provisions of the IAM — Delphi Agreements which are inconsistent with this Agreement shall be deemed to have been eliminated if no longer applicable as provided by the specific terms of this Agreement, or modified as necessary so as not to conflict with the agreements in this Agreement.

9.	Plant Closing and Sale Moratorium

The IAM and Delphi agree that December 22, 2003 letter from Timothy A. Wilimitis to Dan Bigalke titled “Plant Closing and Sale Moratorium” and any other restrictions on Delphi’s right to close the Delphi E&S — Milwaukee operations are eliminated.

10.	GIS

The IAM and Delphi agree that the Guaranteed Income Stream (GIS) Program (Exhibit D to the 2003 IAM-Delphi Agreement) is eliminated.

11.	Job Security and/or Guaranteed Employment Levels

The IAM and Delphi agree that any agreements related to job security and/or guaranteed employment levels are eliminated. Nothing in this provision or any other provision of this Agreement shall be construed to alter the status of employees who elect to participate in the pre-retirement program under Paragraph B.1.a.3 of this Agreement.

12.	Tuition Assistance

The IAM and Delphi agree that the Memorandum of Understanding — Tuition Assistance Plan and the letter dated December 22, 2003 from Timothy A. Wilimitis to Dan Bigalke titled “Scholarship Program for Dependent Children” attached to the 2003 IAM — Delphi E&S - Milwaukee Agreement and any other agreements related to Corporation-paid tuition assistance, scholarships or similar programs, are eliminated.

13.	Subsidized Discount Programs

The IAM and Delphi agree that any provisions of the IAM — Delphi Agreements that require expenditures by Delphi for personal items shall be eliminated, such as, but not limited to, discount programs subsidized by Delphi, e.g., AOL. Personal protective equipment (PPE) will still be provided. Supplier and/or customer provided discounts are provided to Delphi employees at their discretion.

14.	Strikes and Stoppages

The IAM and Delphi agree that Paragraphs 82 and 83 of the 2003 IAM — Delphi E&S - Milwaukee Agreement shall be modified to read:
“82.	During the life of this Agreement, Management will not lock out any employees of the bargaining unit.”

“83.	During the life of this Agreement, the Union will not cause or permit its members to cause, nor will any member of the Union take part in any sit-down, stay-in or slow-down, at the Company, or any curtailment of work or restriction of production or interference with production of the Company. The Union will not cause or permit its members to cause, nor will any member of the Union take part in, any strike or stoppage of any of the Company’s operations or picket the plant or premises. Management reserves the right to discipline any employee taking part in any violation of this Section of the Agreement.”
E.	SETTLEMENT OF ALL EMPLOYEE, RETIREE, AND UNION ASSERTED AND UNASSERTED CLAIMS

The Parties agree to the following in partial consideration for the IAM entering into this Agreement and in consideration for the releases to be provided pursuant to Section F:
1.	Individual settlements pursuant to Transformation Program terms and conditions.

2.	There shall be no waiver of rights, if any, to vested pension benefits, workers compensation benefits and unemployment compensation benefits. The right to pursue pending ordinary course grievances shall continue except for employees who have signed individual releases of claims.

3.	All other consideration and concessions provided by Delphi and GM under the terms of this Agreement and all attachments to this Agreement.
The Parties also acknowledge that (i) the consideration provided by GM pursuant to this Agreement and all attachments to this Agreement constitutes a substantial contribution to Delphi’s plan of reorganization, (ii) this contribution is necessary to the success of Delphi’s plan of reorganization, and (iii) GM would not have made this contribution without obtaining the waivers and releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
F.	EFFECTIVE DATES AND BANKRUPTCY PROCEEDINGS
1.	Subject to its terms and conditions, this Agreement is a final, binding and conclusive commitment and agreement that will be effective on the later of entry of an Order by the U.S. Bankruptcy Court approving this Agreement that is satisfactory to the IAM, GM and Delphi (the “Approval Order”), or the first Monday following receipt by Delphi of written notice of ratification from the IAM (the “Effective Date”). The ratification process will commence as soon as practical following the date of this Agreement. In connection with Delphi’s prosecution of a motion to obtain entry of the Approval Order in the Bankruptcy Court, (a) Delphi shall use its best efforts to file a motion for approval of this Agreement in form and substance reasonably acceptable to the Parties to be heard not later than the first monthly omnibus hearing at which the motion can be considered under the case management orders entered in the Bankruptcy Court, (b) Delphi shall provide, to the extent reasonably practicable, both the IAM and GM with copies of, and a reasonable opportunity to comment on, all motions, applications, proposed orders, pleadings and supporting papers prepared by Delphi for filing with the bankruptcy court relating to court approval of this Agreement, and (c) the Parties shall support the approval of this Agreement in the Bankruptcy Court without condition, qualification or exception.

2.	The parties acknowledge that the following provisions of this Agreement will not become effective until all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them and (b) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Agreement and the comprehensive settlement agreement between Delphi and GM:
a.	Delphi pension freeze (Section D.2)

b.	Cessation of Delphi OPEB (Section C, D.4 and Attachment B)

c.	Provision of GM OPEB (Section C, D.4 and Attachment B)
3.	The Parties agree that the order of the Bankruptcy Court approving this Agreement shall provide that any plan of reorganization consistent with this Agreement and any confirmation order entered into with respect to such plan shall include the following provisions:
a)	On the effective date of such plan of reorganization, the IAM, all employees and former employees of Delphi represented or formerly represented by the IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and release and be deemed to have waived and released any and all claims of any nature, whether liquidated, unliquidated, contingent, non-contingent, asserted or unasserted, existing and/or arising in the future against Delphi, its subsidiaries or affiliates, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, its subsidiaries or affiliates, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements between Delphi and the IAM and between GM and the IAM related to such employees (provided, however, that claims for benefits provided for or explicitly not waived under the provisions of this Agreement (including, but not limited to, claims for workers’ compensation benefits and unemployment compensation benefits against Delphi, its subsidiaries or affiliates, that are otherwise assertable under law) are not waived).

b)	A plan exculpation and release provision (which provision shall be at least as comprehensive as the plan exculpation and release provision under the plan of reorganization for the debtor) for the IAM released parties (which shall include the IAM and each of their current or former members, officers, committee members, employees, advisors, attorneys, accountants, investment bankers, consultants, agents and other representatives) with respect to any liability such person or entity may have in connection with or related to the Delphi bankruptcy cases, the formulation, preparation, negotiation, dissemination, implementation, administration, confirmation or consummation of any of the plan of reorganization, the disclosure statement concerning the plan of reorganization, this Agreement or the Agreements on Attachment A hereto or any contract, employee benefit plan, instrument, release or other agreement or document created, modified, amended or entered into in connection with either the plan of reorganization or any agreement between the IAM or Delphi, or any other act taken or omitted to be taken consistent with this Agreement in connection with the Delphi bankruptcy.

c)	This Agreement and the agreements referenced in Attachment A shall be assumed under 11 U.S.C. §365.
4.	Nothing contained herein shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IAM and Delphi (except as provided for in Section F.3) or any commercial agreement between GM and Delphi, nor shall anything herein be deemed to create an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party. The Parties further agree (and the Bankruptcy Court order shall also provide) that this Agreement is without prejudice to any interested party (including the parties to this Agreement and the statutory committees) in all other aspects of Delphi’s Chapter 11 cases and that each Party to this Agreement reserves all rights not expressly waived herein.

5.	Unless this Agreement is consummated following all required approvals, nothing herein shall bind any of the Parties nor shall the Agreement be admissible in any judicial or other proceeding on behalf of or against any Party.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

/s/ CHARLES M. MCWEE

/s/ M. BETH SAX

Tool & Die Makers Lodge
Lodge 78	/s/ THOMAS SMITH

/s/ JEFFREY A. CURRY	/s/ PATRICK J. MCDONALD

/s/ GARY SIMONS	/s/ TIMOTHY A. WILIMITIS

Attachment A
List of Agreements
The term “IAM-Delphi Agreements” shall mean the following:
•	The Agreement Between Delphi Electronics & Safety Milwaukee Operations Delphi Corporation and the IAM, dated December 22, 2003, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Pension Plan, Exhibit A, to the Agreement between Delphi Corporation and the IAM dated December 22, 2003, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Life and Disability Benefits Program, Exhibit B, to the Agreement between Delphi Corporation and the IAM dated December 22, 2003, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Health Care Program, Exhibit C, to the Agreement between Delphi Corporation and the IAM dated December 22, 2003, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Income Security Plan, Exhibit D to the Agreement between Delphi Corporation and the IAM dated December 22, 2003, amended as necessary to conform to the provisions of the IUOE IAM – Delphi Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Profit Sharing Plan, Exhibit F, to the Agreement between Delphi Corporation and the IAM dated December 22, 2003, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	The Supplemental Agreement Covering Personal Savings Plan, Exhibit G, to the Agreement between Delphi Corporation and the IAM dated December 22, 2003, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	Any and all agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi and the IAM related to pay practices, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007;

•	Any and all other agreements, supplements, appendices, documents, memoranda, letters, minutes and understandings, published and unpublished, between Delphi Corporation and the IAM, amended as necessary to conform to the provisions of the IAM — Delphi Memorandum of Understanding dated July 31, 2007.

Attachment B
Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S) and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.
2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.
3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.
4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.
7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.
9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.
10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Attachment C
Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”) and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.

3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.

d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.

e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM –
TRANSFORMATION IS SUBJECT TO U.S. BANKRUPTCY COURT
APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE PROCESSED
UNTIL AFTER COURT APPROVAL.

99(b)-16
Attachment D
Benefits Effective January 1, 2008 (or Freeze Date as to Defined Benefit Pension Plan and Defined Contribution Plan)

Benefits

Defined Benefit Pension Plan	Frozen; Replaced by Individual Retirement Plan provisions

Defined Contribution Plan	Company Match: 30% on 7%

Active Life Insurance	Based on new Wage Rate

S&A	Based on Wage Rate
Maximum 26 weeks for employees with <3 years seniority

EDB	Based on Wage Rate
Max. 13 weeks for 1 but less than 3 years seniority
Max. 26 weeks for 3 but less than 5 years of seniority

ISP	$0.18 per hour

GIS	Eliminated

Active Health Care	See below; also includes annual Health Reimbursement
Account of $600 per employee

Dental	Yes (requires 3 years seniority)

Vision	Yes (requires 5 years seniority)

Delphi Confidential

     Attachment D, cont.
Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES
Services must be provided by a TCN physician for maximum benefits up to 90% of R&C*	Coverage is reduced if you use out-of-network providers without a referral, subject to the out- of-pocket maximums listed below

ANNUAL DEDUCTIBLE**
• Individual	$300	$1,200
• Family	$600	$2,100

COPAYMENTS**
• Plan Pays	90%	65%
• Enrollee Pays	10%	35%

ANNUAL OUT-OF- POCKET MAXIMUMS**

• Individual	$1,000	None
• Family	$2,000	None

OUTPATIENT SERVICES
•	Outpatient Surgery	90%	65% R&C*
•	Physical Therapy	90% up to 60 treatments per condition per year by an approved provider.	65% up to 60 treatments per year by an approved provider
•	Routine Office Visits	Not Covered	Not Covered
•	Diagnostic X-ray and Lab	90%	65% R&C*
•	Well-Baby Care	90% for 6 visits in first year	Not covered
•	Preschool Immunizations	90% specified types	Not covered
•	Pap Smears and Mammograms	90%	65% R&C*
•	PSA Screening	90% for test that meets program criteria; otherwise not covered	65% R&C* for test that meets program criteria; otherwise not covered
•	Allergy Testing & Injections	Not covered	Not covered

HOSPITAL SERVICES
•	Semiprivate Room and Board	90% up to 365 days	65% up to 365 days (non-par provisions apply to non-par facility)
•	Miscellaneous Hospital, X-ray	90%	65% R&C*
•	Surgery	90%	65% R&C*
•	Doctor Visits In-Hospital	90%	65% R&C*
•	Maternity Benefits	90%	65% R&C*

EXTENDED CARE
•	Skilled Nursing Facility (excludes Custodial Care )	90% up to 730 days (2 days for each unused day of hospitalization)	65% up to 730 days (2 days for each unused day of hospitalization) in approved facility

EMERGENCY
•	In-Plan Area/Out-of-area	90%	90% Requires predetermination within 24 hrs of admission
•	Ambulance — Ground	90% when medically necessary for transfers that meet program criteria.	90% when medically necessary for transfers that meet program criteria.
•	Ambulance- Air/Boat	50% up to 100 miles	50% up to 100 miles

PRESCRIPTION DRUGS		Administered by Medco Health @ 1-800-711-3459
•	Participating Pharmacies	You pay $7.50 (generic)/ $15 (brand) per prescription up to 34-day supply	Not applicable
•	Non-participating Pharmacies	Not applicable	You pay $7.50 (generic)/ $15 (brand) plus 25% R&C* per prescription (
•	Mail-Order Prescription	You pay $7.50 (generic)/ $15 (brand) per prescription up to 90-day supply	Not applicable
•	Insulin/Syringes	You pay $15 per prescription	You pay $15 plus 25% R&C* per prescription

Delphi Corporation
New Hire Health Care Plan
Health Care Plan Benefit Summary

IN-NETWORK SERVICES	OUT-OF-NETWORK SERVICES
Services must be provided by a TCN physician for maximum benefits up to 90% of R&C*	Coverage is reduced if you use out-of-network providers without a referral, subject to the out-of-pocket maximums listed below

MENTAL HEALTH		• These services require pre-authorization: Call ValueOptions at 1-877-786-4008
•	Outpatient Services	100% visits 1-20. You pay 25% for visits 21-35	50% of panel reimbursement (physicians only)
•	Inpatient/Residential*	100% up to 45 days	50% of panel reimbursement (physicians and facility only)

SUBSTANCE ABUSE		These services require pre-authorization: Call Value Options at 1-877-786-4008
•	Outpatient Services	100% up to 35 visits	Not covered
•	Inpatient/Residential	100% up to 45 visits	Not covered, except for emergency
	(including detoxification)**	**Mental Health and Substance Abuse: inpatient days are combined for a total of 45 days allowed.	detoxification

HEARING CARE
•	Examination/Hearing Aid	90%; Audiometric exam, up to $122 for evaluation test, and one hearing aid every 36 months	Not covered

OTHER
•	Medicare Eligibles	Accepted.	Accepted

PAYMENT FOR NONEMERGENCY
•	Out-of-Area Services	Call the carrier for details on providers in other areas	If HSM services are received from a non-participating provider (except with a referral from a participating provider), you will be assessed the Out-of-Network Deductible, Copayment and Out-of-Pocket Maximum amounts

*	Reasonable and Customary (R&C) Charges based on charges for services by providers in specific geographic location. The carrier determines what is considered reasonable and customary charges.

**	Annual deductibles, copayments and out-of-pocket maximums are calculated on the basis of R&C. Each covered individual can only contribute a maximum of $300 toward satisfying the Family Deductible. Copayments and out-of-pocket maximums apply only to covered hospital/surgical and medical services. Deductibles, copayments and out-of-pocket maximums do not apply to mental health/substance abuse coverage, Durable Medical Equipment, Prosthetics & Orthotics and Prescription Drugs. Mental health/substance abuse and prescription drugs have separate cost sharing features.

***	Amounts paid for all office visit services do not count towards your deductibles and annual out-of-pocket maximum.
To the extent any of the above information conflicts with the terms and conditions of the Delphi Health Care Program for Hourly Employees (“the Program”), the terms of the Program will apply.

Term Sheet – Delphi Cessation and GM Provision of OPEB
1)	This Term Sheet sets forth the agreement of General Motors Corporation (“GM”), Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation, (“Delphi”), and the International Union of Operating Engineers and its Local Unions 832(S), 101S and 18(S) (“IUOE”), the International Brotherhood of Electrical Workers and its Local Union 663 (“IBEW”), and the International Association of Machinists and Aerospace Workers and its Tool and Die Maker Lodge 78 (“IAM”), regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired employees currently receiving such benefits from Delphi and other active Delphi employees who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring which incorporates (among other subject matters) this Term Sheet and approves modifications to the existing collective bargaining agreements between Delphi and the applicable union resolving any Section 1113 and 1114 motions pending in the Bankruptcy Court as between Delphi and the applicable union; (b) successful ratification by the applicable union membership of such of the agreements referred to in the preceding clause as are determined by the applicable union to require such ratification; (c) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (d) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its IUOE, IBEW, and IAM represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the IUOE, IBEW, and IAM represented Delphi hourly employees and Delphi retirees who:
A	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30 & Out), with OPEB under the terms of the applicable 2003 collective bargaining agreement in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi IUOE, IBEW, or IAM, as applicable, represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated IBEW or IAM – represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.
General Provisions
8)	Delphi, GM, and the IUOE, IBEW, and IAM agree to make all collective bargaining agreement and benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable IUOE, IBEW, or IAM-Delphi-GM Memorandum of Understanding-Delphi Restructuring will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date, the IUOE, IBEW, and IAM, all employees and former employees of Delphi represented or formerly represented by the IUOE, IBEW, and IAM, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties acknowledge that Delphi and/or GM may seek additional waivers of other claims, other than ordinary course grievances and workers’ compensation claims, in connection with the resolution of its current labor negotiations with the IUOE, IBEW, and IAM. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.
The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July, 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of
Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating
Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating
Engineers, Local 101S

/s/ HARVEY BAIRD, JR.	/s/ PATRICK J. MCDONALD

International Union of Operating
Engineers, Local 832S

/s/ JAMES GLATHAR

/s/ GLENN SPIROFF

IBEW Local 663 (Delphi	IBEW Local 663, (Delphi E&S -	IAM – Tool & Die Makers
Powertrain - Milwaukee)	Milwaukee)	Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

Delphi-GM- IBEW, IAM, IUOE Special Attrition Program –Transformation
1.	Delphi, the International Union of Operating Engineers, AFL-CIO (IUOE), the International Brotherhood of Electrical Workers, AFL-CIO (IBEW), and the International Association of Machinists and Aerospace Workers, AFL-CIO (IAM) (collectively the “Unions”), and General Motors agree on the following Special Attrition Program – Transformation (SAP-T) for Delphi employees who are participants in the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”).
a.	An attrition program will be run for eligible IBEW, IAM, and IUOE-represented Delphi employees as follows:
i.	$35,000 for normal or early voluntary retirements when the employee’s services are no longer required but no later than January 1, 2008.

ii.	Age 50 with 10 years of credited service Mutually Satisfactory Retirement (MSR) effective when the employee’s services are no longer required but no later than January 1, 2008.
b.	Any employee with at least 26 and less than 30 years of credited service regardless of age will be eligible for special voluntary placement in a pre-retirement program when their services are no longer required, but no later than January 1, 2008, under the following terms:
i.	Employees electing this pre-retirement program must be eligible no later than January 1, 2008.

ii.	Employees will retire without additional incentives when they first accrue 30 years of credited service under the provisions of the Delphi HRP.

iii.	The gross monthly wages while in the program will be:

1. 29 years credited service	$2,900
2. 28 years credited service	$2,850
3. 27 years credited service	$2,800
4. 26 years credited service	$2,750
Wages will be paid weekly on an hourly basis (2,080 hours per year) and will remain at that rate until 30 years of credited service is accrued. Employees will be treated the same as active employees with the following exceptions: (1) not eligible for Cost of Living Allowance (COLA); (2) not eligible for vacation pay except as was earned and unpaid prior to the commencement of this Pre-Retirement Program; (3) for purposes of pension benefits, the Benefit Class Code will be determined using the twenty-four month look back period as specified in Appendix A of the Delphi HRP, with said period starting from the last day worked prior to the commencement of the pre-retirement program; (4) for purposes of life insurance, the amount of life insurance will be based on the base rate as of the last day worked prior to the commencement of the pre-retirement program.
c.	Buy out of $140,000 for eligible employees with 10 or more years of seniority or credited service, whichever is greater; $70,000 for eligible employees with at least three but less than 10 years of seniority or credited service, whichever is greater; and $40,000 for eligible employees with at least one but less than three years of seniority or credited service, whichever is greater, to sever all ties with GM and Delphi except any vested pension benefits (as such no pension supplements will be payable). Employees will buy out when their services are no longer required, but no later than January 1, 2008. An employee electing a buy out whose spouse is employed at Delphi may, if they meet all plan requirements to do so, be eligible for health care coverage as a dependent pursuant to their spouse’s health care program.

d.	An employee may only select one of the options described above.

e.	Effective January 1, 2008, all employees (other than those participating in option 1.b.), not electing an attrition option will be bought down consistent with the IBEW, IAM, or IUOE -Delphi-GM Memorandum of Understanding -Delphi Restructuring applicable to the employee.

f.	Temporary employees will be used as needed to bridge any difficulties arising from the implementation of the Special Attrition Program – Transformation.
2.	GM, the Unions and Delphi agree that any employee electing to retire under options 1.a.i., 1.a.ii, or 1.b. will transition to GM for purposes of post-retirement health care and employer paid basic life insurance in retirement (“check the box”)and receive such benefits from GM on the same basis as GM-IUE-CWA retirees; post-retirement medical benefits provided will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees. As such, GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program. Any employee choosing option 1.b. above will be considered a Delphi employee until they retire. Employees who have 100% of their credited service in the Delphi HRP will receive 100% of their pension benefit from the Delphi HRP. Notwithstanding paragraph 3 below, any obligations assumed by GM under the “check the box” provisions of this paragraph shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation under Delphi’s general indemnity of GM under the Master Separation Agreement. Neither Delphi Corporation nor any of its debtor affiliates may object on any grounds to the allowance of such claim; provided, however, that Delphi Corporation and any of its debtor affiliates reserve the right to object to the economic value of such claim (in the nature of assumptions such as discount rate, health care trend rates, mortality, other withdrawal rates and current and future expected benefit plan design changes). This limited objection waiver applies to Delphi, only, and not for other parties in interest, for which all rights are expressly reserved to object to the allowance of such claim under any grounds other than it was not assertable under the Master Separation Agreement. In exchange for eligibility to receive post-retirement health care and life insurance benefits from GM, employees will waive any and all rights to post retirement health care and employer paid basic life insurance benefits from Delphi including but not limited to any and all rights to COBRA continuation through Delphi.
3.	The parties acknowledge the following matters regarding the Special Attrition Program - Transformation:
a.	Delphi’s participation in this SAP-T is subject to the approval of the U.S. Bankruptcy Court; which approval Delphi will seek promptly at the next available omnibus hearing. In the event such participation is not allowed by the Bankruptcy Court, GM and the IBEW, IAM, IUOE will have no obligations hereunder. GM’s obligations hereunder are subject to approval of this SAP-T by the U.S. Bankruptcy Court pursuant to entry of an order that provides for the treatment of GM’s claims as described in this SAP-T and is otherwise reasonably satisfactory to GM, Delphi, the IBEW, IAM, and IUOE.

b.	For the avoidance of doubt, any obligations assumed by GM under this SAP-T with respect to post retirement health care and employer paid basic life insurance benefit under paragraph 2 above shall be conclusively deemed to be comprehended by, included within, and shall constitute a prepetition, general unsecured claim assertable by GM against the estate of Delphi Corporation. GM agrees to assume and pay post retirement health care and employer paid basic life insurance benefit payments to Delphi employees who “check the box” for purposes of post-retirement health care and employer paid basic life insurance in retirement. .

c.	This SAP-T shall not be subject to abrogation, modification or rejection without the mutual consent of the IBEW, IAM, or IUOE, as applicable, GM and Delphi and the order obtained in the Bankruptcy Court by Delphi approving this SAP-T shall so provide. The parties further agree (and the Bankruptcy Court order shall also provide) that this SAP-T is without prejudice to any interested party (including the parties to this SAP-T and the Official Committee of Unsecured Creditors) in all other aspects of Delphi’s Chapter 11 cases, including by illustration, Delphi’s and GM’s respective positions in all commercial discussions and claims matters between them, all collective bargaining matters involving the parties, in any potential proceedings under Sections 1113 and/or 1114 of the Bankruptcy Code with respect to the IBEW, IAM, or IUOE and under Section 365 of the Bankruptcy Code with respect to GM’s contracts with Delphi, in any pension termination proceeding under ERISA and/or the Bankruptcy Code, and all claims administration and allowance matters.
d.	Nothing in this SAP-T, the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall limit or otherwise modify (a) Delphi’s rights under Section 4041 of ERISA, or (b) Delphi’s rights under Section 1113 and/or 1114 of the Bankruptcy Code with regard to any obligations which pre-existed this SAP-T (including pre-existing obligations referenced within this SAP-T), such as (by way of illustration only) the obligation to maintain the Delphi HRP or provide retirees or active employees (including employees/retirees participating in the attrition programs contained in this SAP-T) with levels of healthcare or other benefits as specified in pre-existing labor agreements. Under no circumstances shall Delphi freeze the Delphi HRP in a manner that prevents employees in the pre-retirement program described in Paragraph 1.b. above from receiving on-going credited service sufficient to reach 30 years of credited service. Delphi shall provide the same healthcare and life insurance coverage to employees participating in paragraph 1.b. that it provides to its other active IAM, IBEW or IUOE-represented employees, as applicable.
e.	Nothing contained herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, shall constitute an assumption of any agreement described herein, including, without limitation any collective bargaining agreement between the IBEW, IAM, or IUOE and Delphi or any agreement between GM and Delphi, nor shall anything herein, in the Bankruptcy Court’s approval of this SAP-T, or the performance of any obligation hereunder, be deemed to create or give rise to an administrative or priority claim with respect to GM or convert a prepetition claim into a postpetition claim or an administrative expense with respect to any party.
IMPLEMENTATION OF THE SPECIAL ATTRITION PROGRAM – TRANSFORMATION IS SUBJECT
TO U.S. BANKRUPTCY COURT APPROVAL AND NO PAYMENTS OR RETIREMENTS WILL BE
PROCESSED UNTIL AFTER COURT APPROVAL.

The parties, by their duly authorized officers and representatives, agree accordingly this 31st day of July 2007.

District 10, International
Association of Machinists and
Aerospace Workers, AFL-CIO	Delphi Corporation	General Motors Corporation

/s/ DONALD GRIFFIN	/s/ KEVIN M. BUTLER	/s/ DEAN W. MUNGER

International Brotherhood of
Electrical Workers, AFL-CIO

/s/ DANIEL RILEY	/s/ CHARLES M. MCWEE

International Union of Operating
Engineers, Local 18S

/s/ CHARLES W. SCHERER	/s/ M. BETH SAX

/s/ ROGER STRUCKMAN	/s/ THOMAS SMITH

International Union of Operating
Engineers, Local 832S

/s/ JAMES GLATHAR	/s/ PATRICK J. MCDONALD

/s/ GLENN SPIROFF	/s/ TIMOTHY A. WILIMITIS

IBEW Local 663 (Delphi	IBEW Local 663, (Delphi E&S -	IAM – Tool & Die Makers
Powertrain - Milwaukee)	Milwaukee)	Lodge 78

/s/ JEFFREY T. CIECIWA	/s/ FRANK J. ROSIAK	/s/ JEFFREY A. CURRY

	/s/ MICHAEL WSZOLA	/s/ GARY SIMONS

Term Sheet — Delphi Cessation and GM Provision of OPEB For Certain Non-
Represented Delphi Employees and Retirees
1)	This Term Sheet sets forth the agreement between General Motors Corporation (“GM”) and Delphi Corporation, or any successor to Delphi as a result of the acquisition of substantially all the stock or assets of Delphi Corporation or a merger of Delphi Corporation regarding Delphi’s cessation of post-retirement health care benefits and employer-paid post-retirement basic life insurance benefits (hereinafter referred to as “OPEB”) and GM’s agreement to provide OPEB to certain retired hourly employees currently receiving such benefits from Delphi who are not currently represented by one of the unions representing Delphi’s employees and retirees (the “Unions”) and other active hourly Delphi employees who are not represented by any of the Unions and who may become eligible for OPEB in accordance with this Term Sheet. Except as otherwise expressly stated herein, the terms of the respective Delphi and GM employee benefit plans and programs will govern. This Term Sheet does not, and is not intended to, constitute an employee benefit plan under the meaning of ERISA.

2)	The parties acknowledge that this Term Sheet will become effective (the “Effective Date”) when all of the following events have occurred and as of the date when the last of such events shall have occurred: (a) the entry of an approval order by the Bankruptcy Court in Delphi’s chapter 11 cases approving this Term Sheet; and (b) execution by Delphi and GM of a comprehensive settlement agreement resolving the financial, commercial, and other matters between them; and (c) the substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases (the “Plan”) and confirmed by the Bankruptcy Court which incorporates, approves and is consistent with all of the terms of this Term Sheet and the comprehensive settlement agreement between Delphi and GM.

3)	Pursuant to the Plan and this Term Sheet, as of the Effective Date or as soon as practicable thereafter in accordance with applicable law and administrative requirements (the “Cessation Date”), Delphi will cease to provide, offer, or have any liability for OPEB to its non-represented hourly employees and retirees and their spouses, surviving spouses, dependents or other beneficiaries. The cessation will be administered on a “claims incurred” basis, and Delphi will therefore retain responsibility for all claims incurred but either unfiled or unpaid as of the Cessation Date. This cessation will include elimination of the Special Benefit relating to Medicare Part B.

4)	As of the Cessation Date, GM agrees to provide OPEB (including the Special Benefit relating to Medicare Part B if applicable) to the non-represented Delphi hourly employees and Delphi retirees who:
A.	as of the Effective Date are retired with eligibility for OPEB;

B.	as of the Effective Date are eligible to retire from Delphi on a normal retirement basis under Article II, section 1 of the Delphi Hourly-Rate Employees Pension Plan (“Delphi HRP”) (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 &10), 85 Point or 30&Out), with OPEB under the terms of the Delphi hourly health care program in effect on the date immediately preceding the Effective Date; and

C.	become eligible to retire on a normal retirement basis under Article II, section 1 of the Delphi HRP (i.e., age 65) or an early retirement basis under Article II, sections 2(a)(1), 2(a)(2) or 2(a)(3) of the Delphi HRP (i.e., 60 & 10, 85 Point or 30 & Out) or as a Total and Permanent Disability retirement under Article II, section 3 of the Delphi HRP approved both by Delphi pursuant to the procedures applicable to the Delphi HRP as of the date immediately preceding the Effective Date and approved by GM under the procedures applicable to the General Motors Hourly-Rate Employees Pension Plan (“GM HRP”), within 7 years of the Effective Date.
5)	All post-retirement medical benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Health Care Program for Hourly Employees and GM will provide the applicable level of post retirement medical benefits consistent with the terms of the Modified Plan, as defined in the settlement agreement (the “Settlement Agreement”) approved by the court in the case IUE, et al. v. General Motors Corporation (case number 2:06-cv-12151), on the same basis as such benefits are provided to GM-IUE-CWA hourly employees who retired from GM with eligibility to participate in the GM Health Care Program.

6)	All employer-paid post-retirement Basic Life Insurance benefits provided by GM will be in accordance with all the ongoing terms, conditions and eligibility requirements of the GM Life and Disability Benefits Program for Hourly Employees and will be at the level provided for Delphi non-represented retirees on the date immediately preceding the Effective Date, provided, however, that in no event shall GM be required to provide life insurance benefits at a level and scope that exceeds that being provided for similarly situated non-represented hourly retirees of GM.

7)	The parties agree to fully cooperate with the efficient transfer of administrative responsibilities from Delphi to GM so that the Cessation Date will be the Effective Date or as soon as possible after the Effective Date, but in no case later than 3 months after the Effective Date (unless mutually agreed to by the parties). The parties further agree that there may be differing Cessation Dates for different portions of post-retirement medical plan benefits depending on the benefit and how quickly administrative responsibilities can be transferred. The parties further agree that the Cessation Date shall not occur unless and until GM is prepared to assume responsibility for all covered claims incurred on and after the Cessation Date, in order to assure a smooth transition of the obligation.

2

General Provisions
8)	Delphi and GM agree to make all benefit plan amendments and modifications necessary to implement and comply with the terms contained herein.

9)	Employees electing a Buy Down under the applicable special attrition program will retain eligibility for OPEB under this Term Sheet without regard to such election.

10)	This Term Sheet shall not be effective unless the confirmation order approving the Plan incorporates and approves all of the terms of this Term Sheet (including the releases provided for herein), does not include terms that are inconsistent with this Term Sheet, and provides that on the Effective Date all non-represented hourly employees and former hourly employees of Delphi, and all persons or entities with claims derived from or related to any relationship with such employees or former employees of Delphi, waive and be deemed to have waived any and all claims of any nature, whether liquidated, un-liquidated, contingent, non-contingent, asserted, unasserted, existing and/or arising in the future against Delphi, the Delphi HRP, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, GM, the GM HRP, the GM Health Care Program for Hourly Employees and the GM Life and Disability Benefits Program for Hourly Employees, and the officers, directors, employees, fiduciaries, and agents of each, arising from or related to any obligations of Delphi, GM and/or such employee benefits plans to provide OPEB or pension benefits, or related in any way to the amendment and freeze of the Delphi HRP, the cessation of Delphi OPEB; provided however, that claims for benefits provided for under the provisions of this Term Sheet or ordinary course claims by participants and beneficiaries of the GM Health Care Program for Hourly Employees, the Delphi Health Care Program for Hourly Employees and the Delphi Life and Disability Benefits Program for Hourly Employees, arising after the Effective Date based on the denial or miscalculation of benefits under such plans are not waived. The parties also acknowledge that (i) the consideration provided by GM in this Term Sheet constitutes a substantial contribution to the Plan, (ii) this contribution is necessary to the success of the Plan, and (iii) GM would not have made this contribution without obtaining the releases provided for herein. The Parties further acknowledge that nothing in the preceding sentence shall give rise to or entitle GM to seek or be allowed any claim against or consideration from any entity, including Delphi, other than as specifically approved by the Bankruptcy Court as agreed to by Delphi and GM in a comprehensive settlement agreement resolving the financial, commercial, and other matters between them.

Delphi Corporation	General Motors Corporation

/s/ DARRELL R. KIDD	/s/ DEAN W. MUNGER

/s/ STEVEN L. GEBBIA	/s/ PRESTON M. CRABILL

3

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 8 — IUOE LOCAL 832S

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
INTERNATIONAL UNION OF	13699	07/31/2006	DELPHI AUTOMOTIVE
OPERATING ENGINEERS LOCAL			SYSTEMS LLC (05-44640)
832 S ON BEHALF OF EMPLOYEES
AND RETIREES IT REPRESENTS
GORLICK KRAVITZ & LISTHAUS PC
17 STATE ST
NEW YORK, NY 10004

INTERNATIONAL UNION OF	15075	07/31/2006	DELPHI CORPORATION
OPERATING ENGINEERS LOCAL			(05-44481)
832 S ON BEHALF OF EMPLOYEES
AND RETIREES IT REPRESENTS
GORLICK KRAVITZ & LISTHAUS PC
17 STATE ST
NEW YORK, NY 10004

Page 1of 1

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 9 — IUOE LOCAL 18S

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
INTERNATIONAL UNION OF	15071	07/31/2006	DELPHI AUTOMOTIVE
OPERATING ENGINEERS LOCAL 18			SYSTEMS LLC (05-44640)
S ON BEHALF OF EMPLOYEES AND
RETIREES IT REPRESENTS
GORLICK KRAVITZ & LISTHAUS P
C
17 STATE ST
NEW YORK, NY 10004

INTERNATIONAL UNION OF	13734	07/31/2006	DELPHI CORPORATION
OPERATING ENGINEERS LOCAL 18			(05-44481)
S ON BEHALF OF EMPLOYEES AND
RETIREES IT REPRESENTS
GORLICK KRAVITZ & LISTHAUS P
C
17 STATE ST
NEW YORK, NY 10004

Page 1of 1

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 10 — IUOE LOCAL 101S

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
INTERNATIONAL UNION OF	13663	07/31/2006	DELPHI CORPORATION
OPERATING ENGINEERS LOCAL			(05-44481)
101 S ON BEHALF OF EMPLOYEES
AND RETIREES IT REPRESENTS
GORLICK KRAVITZ & LISTHAUS PC
17 STATE ST
NEW YORK, NY 10004

INTERNATIONAL UNION OF	13730	07/31/2006	DELPHI AUTOMOTIVE
OPERATING ENGINEERS LOCAL			SYSTEMS LLC (05-44640)
101 S ON BEHALF OF EMPLOYEES
AND RETIREES IT REPRESENTS
GORLICK KRAVITZ & LISTHAUS PC
17 STATE ST
NEW YORK, NY 10004

Page 1of 1

In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 11 — IBEW

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IBEW LOCAL 663 ON BEHALF OF	14350	07/31/2006	DELPHI AUTOMOTIVE
THE EMPLOYEES AND RETIREES IT			SYSTEMS LLC (05-44640)
REPRESENTS
PREVIANT GOLDBERG UELMEN
GRATZ MILLER & BRUEGGEMAN
SC
1555 N RIVERCENTER DR STE 202
MILWAUKEE, WI 53212

IBEW LOCAL 663 ON BEHALF OF 1	1875	07/31/2006	DELPHI CORPORATION
THE EMPLOYEES AND RETIREES IT			(05-44481)
REPRESENTS
PREVIANT GOLDBERG UELMEN
GRATZ MILLER & BRUEGGEMAN
SC
1555 N RIVERCENTER DR STE 202
MILWAUKEE, WI 53212

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99(b)-24
In re Delphi Corporation, et al.
Case No. 05-44481 (RDD)
EXHIBIT 12 — IAM

CREDITOR’S NAME AND	CLAIM	DATE	DOCKETED
ADDRESS	NUMBER	FILED	DEBTOR
IAMAW DISTRICT 10 AND LODGE	14334	07/31/2006	DELPHI AUTOMOTIVE
78 ON BEHALF OF THE EMPLOYEES			SYSTEMS LLC (05-44640)
AND RETIREES IT REPRESENTS
PREVIANT GOLDBERG UELMEN
GRATZ MILLER & BRUEGGEMAN
SC
1555 N RIVER CENTER DR STE 202
MILWAUKEE, WI 53212

IAMAW DISTRICT 10 AND LODGE	13863	07/31/2006	DELPHI CORPORATION
78 ON BEHALF OF THE EMPLOYEES			(05-44481)
AND RETIREES IT REPRESENTS
PREVIANT GOLDBERG UELMEN
GRATZ MILLER & BRUEGGEMAN
SC
1555 N RIVERCENTER DR STE 202
MILWAUKEE, WI 53212

Page 1of 1